Exhibit 99.1

DUKE ENERGY CORPORATION

Shares of Common Stock
(par value $0.001 per share)

With an Aggregate Sales Price of Up to $1,500,000,000

EQUITY DISTRIBUTION AGREEMENT

Dated: November 10, 2022

i

SECTION 23. Counterparts; Electronic Signature	35

ii

EXHIBITS

Exhibit A	–	Form of Placement Notice
Exhibit B	–	Authorized Individuals for Placement Notices and Acceptances
Exhibit C	–	Compensation
Exhibit D-1	–	Form of Opinion of Company Counsel to be delivered only on the date of the Agreement
Exhibit D-2	–	Form of Opinion of Company Counsel to be delivered on each Representation Date
Exhibit D-3		Form of Opinion of Deputy General Counsel to be delivered on each Representation Date
Exhibit E	–	Officer Certificate
Exhibit F	–	Issuer Free Writing Prospectuses
Exhibit G		Form of Forward Confirmation

iii

DUKE ENERGY CORPORATION

Shares of Common Stock
(par value $0.001 per share)

With an Aggregate Sales Price of Up to $1,500,000,000

EQUITY DISTRIBUTION AGREEMENT

November 10, 2022

Barclays Capital Inc. 745 Seventh Avenue New York, New York 10019	Barclays Bank PLC c/o Barclays Capital Inc. 745 Seventh Avenue New York, New York 10019

BofA Securities, Inc. One Bryant Park New York, New York 10036	Bank of America, N.A. One Bryant Park New York, New York 10036

Credit Suisse Securities (USA) LLC Eleven Madison Avenue New York, New York 10010	Credit Suisse Capital LLC c/o Credit Suisse Securities (USA) LLC Eleven Madison Avenue New York, New York 10010

Mizuho Securities USA LLC 1271 Avenue of the Americas New York, New York 10020	Mizuho Markets Americas LLC 1271 Avenue of the Americas New York, New York 10020

Scotia Capital (USA) Inc. 250 Vesey Street New York, New York 10281	The Bank of Nova Scotia 44 King Street West Toronto, Ontario, Canada M5H 1H1

SMBC Nikko Securities America, Inc. 277 Park Avenue, 5th Floor New York, New York 10172

As Agents	As Forward Purchasers

Ladies and Gentlemen:

DUKE ENERGY CORPORATION, a Delaware corporation (the “Company”), confirms its agreement (this “Agreement”) with Barclays Bank PLC, Bank of America, N.A., Credit Suisse Capital LLC, The Bank of Nova Scotia and Mizuho Markets Americas LLC (or their affiliates) (each in its capacity as purchaser under any Confirmation (as defined below), a “Forward Purchaser” and together, the “Forward Purchasers”), and Barclays Capital Inc., BofA Securities, Inc., Credit Suisse Securities (USA) LLC, Mizuho Securities USA LLC, Scotia Capital (USA) Inc. and SMBC Nikko Securities America, Inc. (each in its capacity as agent for the Company and/or principal in connection with the offering and sale of any Issuance Shares (as defined below) hereunder, an “Agent” and together, the “Agents”, and, except for SMBC Nikko Securities America, Inc., each in its capacity as agent for each Forward Purchaser in connection with the offering and sale of any Forward Hedge Shares (as defined below) hereunder, a “Forward Seller” and together, the “Forward Sellers”), as follows:

SECTION 1. Description of Shares.

The Company has authorized and proposes to issue and sell, in the manner contemplated by this Agreement, Shares (as defined below) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), having an aggregate Sales Price (as defined below) of up to $1,500,000,000 (the “Maximum Amount”), upon the terms and subject to the conditions contained herein. The issuance and sale of the Shares will be effected pursuant to the Registration Statement (as defined below) filed by the Company which became effective upon filing with the Securities and Exchange Commission (the “Commission”) pursuant to Rule 462 of the rules and regulations of the Commission under the Securities Act (as defined below), although nothing in this Agreement shall be construed as requiring the Company to use the Registration Statement to issue the Shares. The Company agrees that whenever it determines to sell Shares directly to an Agent, as principal, it will enter into a separate written agreement with such Agent containing the terms and conditions of such sale.

The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Securities Act”), with the Commission an automatic shelf registration statement on Form S-3 (File No. 333-267583) (the “Original Registration Statement”), including a base prospectus, relating to certain securities, including the Shares, and which incorporates by reference documents that the Company has filed or will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”). The Company has prepared a prospectus supplement specifically relating to the Shares (the “Original Prospectus Supplement”) to the base prospectus included as part of the Original Registration Statement. Except where the context otherwise requires, the “Registration Statement” refers to (i) initially, the Original Registration Statement and (ii) on and after the date on which the Shares may no longer be offered and sold pursuant to the Original Registration Statement, the registration statement, if any, filed by the Company for the purpose of continuing the offering of the Shares following any such date, in each case, as amended when it became or becomes effective, including all documents filed as part thereof or incorporated by reference therein, and including any information contained in a Prospectus (as defined below) subsequently filed with the Commission pursuant to Rule 424(b) under the Securities Act or deemed to be a part thereof pursuant to Rule 430B under the Securities Act (the “Rule 430B Information”). The base prospectus, including all documents incorporated therein by reference, included in the Registration Statement, supplemented by the most recent prospectus supplement prepared by the Company specifically relating to the Shares, which shall initially be the Original Prospectus Supplement, in the form in which such prospectus and/or prospectus supplement have most recently been filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act is herein called the “Prospectus.” Any reference herein to the Registration Statement, the Prospectus or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated by reference therein, and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein. For purposes of this Agreement, all references to the Registration Statement, the Prospectus or to any amendment or supplement thereto shall be deemed to include any copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”).

All references in this Agreement to financial statements and schedules and other information that is “contained,” “included” or “stated” in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information that is incorporated by reference in the Registration Statement or the Prospectus, as the case may be.

All references in this Agreement to any Issuer Free Writing Prospectus (as defined below) (other than any Issuer Free Writing Prospectuses that, pursuant to Rule 433 under the Securities Act (“Rule 433”), are not required to be filed with the Commission) shall be deemed to include the copy thereof filed with the Commission pursuant to EDGAR.

The Agents have been appointed by the Company as its agents to sell the Issuance Shares and agree to use commercially reasonable efforts consistent with their normal trading and sales practices to sell the Issuance Shares offered by the Company upon the terms and subject to the conditions contained herein. The Forward Sellers have been appointed by the Company and the Forward Purchasers as agents to sell the Forward Hedge Shares and agree with the Company and the Forward Purchasers to use commercially reasonable efforts consistent with their normal trading and sales practices to sell the Forward Hedge Shares.

The aggregate Sales Price of the Shares that may be sold pursuant to this Agreement shall not exceed the Maximum Amount. Notwithstanding anything to the contrary contained herein, the parties hereto agree that compliance with the limitations set forth in this Section 1 regarding the aggregate Sales Price of the Shares sold under this Agreement shall be the sole responsibility of the Company, and none of the Agents, the Forward Sellers or the Forward Purchasers shall have any obligation in connection with such compliance.

As used in this Agreement, the following terms have the respective meanings set forth below:

“Actual Sold Forward Amount” means, for any Forward Hedge Selling Period (as defined below) for any Forward (as defined below), the number of Forward Hedge Shares that a Forward Seller has sold during such Forward Hedge Selling Period.

“Applicable Time” means the time of each sale of any Shares pursuant to this Agreement.

“Capped Number” means, for any Confirmation, the meaning set forth in such Confirmation.

“Commitment Period” means the period commencing on the date of this Agreement and expiring on the date this Agreement is terminated pursuant to Section 13.

“Confirmation” means a Confirmation, substantially in the form set forth in Exhibit G, of the terms and conditions of a Transaction (as defined in such Confirmation) in relation to any Forward, by and between the Company and the applicable Forward Purchaser, including all provisions incorporated by reference therein.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Forward” means the transaction resulting from each Placement Notice (as defined below) (as amended by the corresponding Acceptance (as defined below), if applicable) specifying that it relates to a “Forward” and requiring a Forward Seller to use its commercially reasonable efforts consistent with its normal trading and sales practices to sell, as specified in such Placement Notice and subject to the terms and conditions of this Agreement and the applicable Confirmation, the Forward Hedge Shares.

“Forward Hedge Amount” means, for any Forward, the amount specified as such in the Placement Notice for such Forward, which amount shall be the target aggregate Sales Price of the Forward Hedge Shares to be sold by the Forward Seller, subject to the terms and conditions of this Agreement.

“Forward Hedge Price” means, for any Confirmation, the product of (x) an amount equal to one (1) minus the Forward Hedge Selling Commission Rate for such Confirmation and (y) the “Adjusted Volume-Weighted Hedge Price” (as defined in such Confirmation).

“Forward Hedge Selling Commission” means, for any Confirmation, the product of (x) the Forward Hedge Selling Commission Rate for such Confirmation and (y) the “Adjusted Volume-Weighted Hedge Price” (as defined in such Confirmation).

“Forward Hedge Selling Commission Rate” means, for any Confirmation, the amount of any commission, discount or other compensation to be paid by the Company to the Forward Seller (or its affiliate) in connection with the sale of the Forward Hedge Shares, which shall be determined in accordance with the terms set forth on Exhibit C and recorded in the applicable Placement Notice (as amended by the corresponding Acceptance, if applicable).

“Forward Hedge Selling Period” means, for any Confirmation, the period beginning on the “Trade Date” (as defined in such Confirmation) and ending on the earliest of (i) the “Hedge Completion Date” (as defined in such Confirmation), (ii) the “Early Valuation Date” (as defined in such Confirmation) and (iii) the occurrence of a “Bankruptcy Termination Event” (as defined in such Confirmation).

“Forward Hedge Settlement Date” means, for any Confirmation, unless specified in the applicable Placement Notice (as amended by the corresponding Acceptance, if applicable), the second (2nd) Trading Day (as defined below) (or such earlier day as is industry practice for regular-way trading) following the date on which such sales are made.

“Forward Hedge Shares” means all Common Stock borrowed by a Forward Purchaser or its affiliate and offered and sold by a Forward Seller in connection with any Forward that has occurred or may occur in accordance with the terms and conditions of this Agreement.

“Issuance” means each occasion the Company elects to exercise its right to deliver a Placement Notice that does not involve a Forward and that specifies that it relates to an “Issuance” and requires an Agent to use its commercially reasonable efforts consistent with its normal trading and sales practices to sell the Issuance Shares as specified in such Placement Notice, subject to the terms and conditions of this Agreement.

“Issuance Amount” means, for any Issuance, the amount specified as such in the Placement Notice for such Issuance, which amount shall be the target aggregate Sales Price of the Issuance Shares to be sold by an Agent, subject to the terms and conditions of this Agreement.

“Issuance Selling Period” means the period of Trading Days (as determined by the Company in the Company’s sole discretion and specified in the applicable Placement Notice specifying that it relates to an “Issuance”) beginning on the date specified in the applicable Placement Notice (as amended by the corresponding Acceptance, if applicable) or, if such date is not a Trading Day, the next Trading Day following such date.

“Issuance Settlement Date” means, unless otherwise specified in the applicable Placement Notice (as amended by the corresponding Acceptance, if applicable), the second (2nd) Trading Day (or such earlier day as is industry practice for regular-way trading) following the date on which such sales are made.

“Issuance Shares” means all Shares (as defined below) issued or issuable pursuant to an Issuance that has occurred or may occur in accordance with the terms and conditions of this Agreement.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433, relating to the Shares that (i) is required to be filed with the Commission by the Company, (ii) is a “road show” that is a “written communication” within the meaning of Rule 433(d)(8)(i) whether or not required to be filed with the Commission, or (iii) is exempt from filing pursuant to Rule 433(d)(5)(i) because it contains a description of the Shares or of the offering that does not reflect the final terms, and all free writing prospectuses that are listed on Exhibit F, in each case in the form furnished (electronically or otherwise) to the Agents or the Forward Sellers for use in connection with the offering of the Shares.

“NYSE” means the New York Stock Exchange LLC.

“Sales Price” means, for each Forward or each Issuance hereunder, the actual sale execution price of each Forward Hedge Share or Issuance Share, as the case may be, sold by an Agent or a Forward Seller on the NYSE hereunder in the case of ordinary brokers’ transactions, or as otherwise agreed by the parties in other methods of sale.

“Selling Period” means any Forward Hedge Selling Period or any Issuance Selling Period.

“Settlement Date” means, unless the Company and an Agent shall otherwise agree, any Forward Hedge Settlement Date or any Issuance Settlement Date, as applicable.

“Shares” means Issuance Shares and Forward Hedge Shares, as applicable.

“Trading Day” means any day on which shares of Common Stock are purchased and sold on the NYSE on which the Common Stock is listed or quoted.

SECTION 2. Placements. In reliance upon the representations, warranties and agreements herein contained, and subject to the terms and conditions set forth herein, the parties agree as follows:

(a)            On any Trading Day during the Commitment Period on which (i) the conditions set forth in Section 9 have been satisfied and (ii) with respect to any Forward, during a Forward Hedge Selling Period, the Company may issue (in the case of an Issuance) and sell or cause to be sold the Shares hereunder (each, a “Placement”), by the delivery of a notice to an Agent (in the case of an Issuance), or to a Forward Seller and the applicable Forward Purchaser (in the case of a Forward), in each case, by an email (or other method mutually agreed to in writing by the parties) containing the parameters in accordance with which it desires the Shares to be sold, which shall specify whether it relates to an “Issuance” or a “Forward” and include the maximum number of Shares to be sold (the “Placement Shares”), the time period during which sales are requested to be made, any limitation on the number of Shares that may be sold in any one day, any minimum price below which sales may not be made or a formula pursuant to which such minimum price shall be determined, the applicable commission and, as applicable, certain specified terms of the Forward (a “Placement Notice”), a form of which containing such minimum sales parameters necessary with respect to Issuances and Forwards is attached hereto as Exhibit A. The Placement Notice shall originate from any of the individuals from the Company set forth on Exhibit B (with a copy to each of the other individuals from the Company set forth on Exhibit B), and shall be addressed to each of the individuals from the applicable Agent or the applicable Forward Seller and Forward Purchaser set forth on Exhibit B (as such Exhibit B may be amended from time to time). In the case of a Forward, along with the Placement Notice, the Company shall deliver a duly executed Confirmation, with terms corresponding to such Placement.

(b)            If an Agent or a Forward Seller and a Forward Purchaser, as applicable, wish to accept such proposed terms included in the Placement Notice and, in the case of a Forward, the Confirmation (which they may decline to do for any reason in their sole discretion) or, following discussion with the Company, wish to accept amended terms, such Agent or such Forward Seller and Forward Purchaser, as applicable, will, prior to 4:30 p.m. (New York City Time) on the business day following the business day on which such Placement Notice was delivered to such Agent or such Forward Seller and Forward Purchaser, as applicable, issue to the Company a notice by email (or other method mutually agreed to in writing by the parties) addressed to all of the individuals from the Company and such Agent or such Forward Seller and Forward Purchaser, as applicable, set forth on Exhibit B, setting forth the terms that such Agent or such Forward Seller and Forward Purchaser, as applicable, are willing to accept. Where the terms provided in the Placement Notice are amended as provided for in the immediately preceding sentence, such terms will not be binding on the Company or an Agent or a Forward Seller and Forward Purchaser, as applicable, until the Company delivers to such Agent or such Forward Seller and Forward Purchaser, as applicable, an acceptance by email (or other method mutually agreed to in writing by the parties) of all of the terms of such Placement Notice, as amended (an “Acceptance”), which email shall be addressed to all of the individuals from the Company and such Agent or such Forward Seller and Forward Purchaser, as applicable, set forth on Exhibit B, along with, in the case of a Forward, a duly executed amended Confirmation, with terms corresponding to such Placement (as amended). The Placement Notice (as amended by the corresponding Acceptance, if applicable) shall be effective upon receipt by the Company of an Agent’s or a Forward Seller’s and Forward Purchaser’s, as applicable, acceptance of the terms of the Placement Notice or upon receipt by an Agent or a Forward Seller and Forward Purchaser, as applicable, of the Company’s Acceptance, as the case may be, unless and until (i) the entire amount of the Placement Shares has been sold, (ii) in accordance with the notice requirements set forth in the second sentence of the prior paragraph, the Company terminates the Placement Notice, (iii) the Company issues a subsequent Placement Notice with parameters superseding those on the earlier dated Placement Notice, (iv) this Agreement has been terminated pursuant to Section 13 or (v) any party shall have suspended the sale of the Placement Shares in accordance with Section 4. With respect to an Issuance, it is expressly acknowledged and agreed that neither the Company nor any Agent will have any obligation whatsoever with respect to a Placement or any Placement Shares unless and until the Company delivers a Placement Notice to an Agent and either (i) such Agent accepts the terms of such Placement Notice or (ii) where the terms of such Placement Notice are amended by such Agent, the Company accepts such amended terms by means of an Acceptance pursuant to the terms set forth above, and then only upon the terms specified in the Placement Notice (as amended by the corresponding Acceptance, if applicable) and herein. With respect to a Forward, it is expressly acknowledged and agreed that the Company, the applicable Forward Seller and Forward Purchaser will have no obligation whatsoever with respect to a Placement or any Placement Shares unless and until (i) the Company delivers a Placement Notice to such Forward Seller and Forward Purchaser and either (x) such Forward Seller and Forward Purchaser accept the terms of such Placement Notice or (y) where the terms of such Placement Notice are amended by such Forward Seller or Forward Purchaser, the Company accepts such amended terms by means of an Acceptance pursuant to the terms set forth above, and then only upon the terms specified in the Placement Notice (as amended by the corresponding Acceptance, if applicable), this Agreement and the applicable Confirmation, and (ii) the Forward Purchaser executes and delivers to the Company the applicable Confirmation. In the event of a conflict between the terms of this Agreement and the terms of a Placement Notice (as amended by the corresponding Acceptance, if applicable), the terms of the Placement Notice (as amended by the corresponding Acceptance, if applicable) will control.

(c)            (i) No Placement Notice may be delivered hereunder other than on a Trading Day during the Commitment Period, (ii) no Placement Notice may be delivered hereunder if the Selling Period specified therein would overlap in whole or in part with any Selling Period specified in any other Placement Notice (as amended by the corresponding Acceptance, if applicable) delivered hereunder unless the Shares to be sold under all such previously delivered Placement Notices have all been sold, (iii) no Placement Notice may be delivered hereunder if any Selling Period specified therein would overlap in whole or in part with any Unwind Period under any Confirmation (as defined in such Confirmation) entered into between the Company and any Forward Purchaser and (iv) no Placement Notice specifying that it relates to a “Forward” may be delivered if such Placement Notice, together with all prior Placement Notices (as amended by the corresponding Acceptance, if applicable) delivered by the Company relating to a “Forward” hereunder, would result in the aggregate Capped Number under all Confirmations entered into or to be entered into between the Company and the Forward Purchasers exceeding 19.99% of the number of shares of Common Stock outstanding as of the date of this Agreement.

(d)            Notwithstanding any other provision of this Agreement, any notice required to be delivered by the Company or by an Agent (in the case of an Issuance) or a Forward Seller and Forward Purchaser (in the case of a Forward) pursuant to this Section 2 may be delivered by telephone (confirmed promptly by facsimile, email or other method mutually agreed to in writing by the parties, addressed to all of the individuals from the Company and such Agent (in the case of an Issuance) or such Forward Seller and Forward Purchaser (in the case of a Forward) set forth on Exhibit B (as such Exhibit B may be amended from time to time), which confirmation will be promptly acknowledged by the receiving party) or other method mutually agreed to in writing by the parties. For the avoidance of doubt, notices delivered by telephone shall originate from any of the individuals from the Company or an Agent (in the case of an Issuance) or a Forward Seller and a Forward Purchaser (in the case of a Forward) set forth on Exhibit B (as such Exhibit B may be amended from time to time).

SECTION 3. Sale of Shares.

(a)            Subject to the provisions of Section 6(a), upon the delivery of a Placement Notice (as amended by the corresponding Acceptance, if applicable) to an Agent specifying that it relates to an “Issuance,” such Agent will use its commercially reasonable efforts consistent with its normal trading and sales practices to sell the Issuance Shares at market prevailing prices up to the amount specified, and otherwise in accordance with the terms of such Placement Notice (as amended by the corresponding Acceptance, if applicable). The Agent will provide written confirmation by email (or other method mutually agreed to in writing by the parties) to all of the individuals from the Company set forth on Exhibit B (as such Exhibit B may be amended from time to time) no later than the opening of the Trading Day immediately following the Trading Day on which it has made sales of Issuance Shares hereunder setting forth the number of Issuance Shares sold on such day, the corresponding Sales Price, the compensation payable by the Company to such Agent pursuant to this Section 3(a) with respect to such sales, and the Net Proceeds (as defined in Section 6(b)) payable to the Company, with an itemization of the deductions made by the Agent (as set forth in Section 6(b)) from the Gross Proceeds (as defined in Section 6(b)) (prior to deductions for transaction fees) that it receives from such sales. The amount of any commission, discount or other compensation to be paid by the Company to an Agent, when such Agent is acting as agent, in connection with the sale of the Issuance Shares shall be determined in accordance with the terms set forth on Exhibit C. The amount of any commission, discount or other compensation to be paid by the Company to an Agent, when such Agent is acting as principal, in connection with the sale of the Shares shall be as separately agreed in writing among the relevant parties hereto at the time of any such sales.

(b)            In addition, subject to the provisions of Section 6(d) and the applicable Confirmation, upon the delivery of a Placement Notice (as amended by the corresponding Acceptance, if applicable) specifying that it relates to a “Forward” and execution and delivery by the parties thereto of the applicable Confirmation, the applicable Forward Purchaser will use its commercially reasonable efforts to borrow or cause its affiliate to borrow, offer and sell Forward Hedge Shares through the applicable Forward Seller to hedge the Forward, and the applicable Forward Seller will use its commercially reasonable efforts consistent with its normal trading and sales practices to sell such Forward Hedge Shares at market prevailing prices up to the Forward Hedge Amount specified in such Placement Notice (as amended by the corresponding Acceptance, if applicable), and otherwise in accordance with the terms of such Placement Notice (as amended by the corresponding Acceptance, if applicable). Such Forward Seller will provide written confirmation by email (or other method mutually agreed to in writing by the parties) to all of the individuals from the Company set forth on Exhibit B (as such Exhibit B may be amended from time to time) and to the applicable Forward Purchaser no later than the opening of the Trading Day immediately following the Trading Day on which it has made sales of Forward Hedge Shares hereunder setting forth the number of Forward Hedge Shares sold on such day, the corresponding Sales Price and the Forward Hedge Price payable to such Forward Purchaser in respect thereof.

(c)            Promptly following the completion of the Forward Hedge Selling Period, the applicable Forward Purchaser shall execute and deliver to the Company a Pricing Supplement (in the form set forth on Annex A to the applicable Confirmation), which shall set forth the initial “Number of Shares” for such Forward (which shall be the Actual Sold Forward Amount for such Forward Hedge Selling Period), the “Hedge Completion Date” for such Forward and the “Initial Forward Price” for such Forward.

(d)            Notwithstanding anything herein to the contrary, any Forward Purchaser’s obligation to use its commercially reasonable efforts to borrow or cause its affiliate to borrow all or any portion of the Forward Hedge Shares (and the applicable Forward Seller’s obligation to use its commercially reasonable efforts consistent with its normal trading and sales practices to sell such portion of the Forward Hedge Shares) for any Forward hereunder shall be subject in all respects to the last paragraph of Section 4 of the applicable Confirmation.

(e)            The Shares may be offered and sold by any method permitted by law deemed to be an “at the market” offering as defined in Rule 415 under the Securities Act, including without limitation sales made directly on the NYSE, on any other existing trading market for the Common Stock or to or through a market maker, or subject to the terms of the Placement Notice (as amended by the corresponding Acceptance, if applicable), any other method permitted by law, including but not limited to, privately negotiated transactions.

(f)             If the Company, any Agent or any Forward Seller has reason to believe that the exemptive provisions set forth in Rule 101(c)(1) of Regulation M under the Exchange Act are not satisfied with respect to the Company or the Shares, it shall promptly notify the other parties, and sales of Shares under this Agreement shall be suspended until that or other exemptive provisions have been satisfied in the judgment of all parties.

SECTION 4. Suspension of Sales. The Company, an Agent, a Forward Seller or a Forward Purchaser may, upon notice to the other parties in writing (including by email correspondence or other method mutually agreed to in writing by the parties) to each of the individuals of the other party set forth on Exhibit B (as such Exhibit B may be amended from time to time), if receipt of such correspondence is actually acknowledged by any of the individuals to whom the notice is sent, other than via auto-reply, or by telephone (confirmed immediately by verifiable facsimile transmission, email correspondence or other method mutually agreed to in writing by the parties) to each of the individuals of the other party set forth on Exhibit B (as such Exhibit B may be amended from time to time), suspend any sale of Shares, and the applicable Selling Period shall immediately terminate; provided, however, that such suspension and termination shall not affect or impair any party’s obligations with respect to any Shares sold hereunder prior to the receipt of such notice (and, in the case of any Forward Hedge Shares, the resulting Confirmation). The Company agrees that no such notice shall be effective against an Agent, a Forward Seller or a Forward Purchaser unless it is made to one of the individuals named on Exhibit B (as such Exhibit B may be amended from time to time); provided, however, that the failure by the Company to deliver such notice shall in no way affect its right to suspend the sale of Shares hereunder. Each of the Agents, the Forward Sellers and the Forward Purchasers agree that no such notice shall be effective against the Company unless it is made to one of the individuals named on Exhibit B (as such Exhibit B may be amended from time to time); provided, however, that the failure by an Agent, a Forward Seller or a Forward Purchaser to deliver such notice shall in no way effect such party’s right to suspend the sale of Shares hereunder.

SECTION 5. Representations and Warranties.

(a)             Representations and Warranties of the Company. The Company represents and warrants to each Agent, each Forward Seller and each Forward Purchaser as of the date hereof, as of each Representation Date (as defined below) on which a certificate is required to be delivered pursuant to Section 7 of this Agreement, as of each Applicable Time and as of each Settlement Date, and agrees with each Agent, each Forward Seller and each Forward Purchaser, as follows:

(i)              The Shares have been duly registered under the Securities Act pursuant to the Registration Statement. The Registration Statement became effective upon filing with the Commission pursuant to Rule 462 under the Securities Act, and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for such purpose or pursuant to Section 8A of the Securities Act have been initiated or threatened by the Commission, and any request on the part of the Commission for additional information has been complied with.

At the respective times each of the Registration Statement and any post-effective amendments thereto became or becomes effective and as of the date hereof, the Registration Statement and any amendments and supplements thereto complied, comply and will comply in all material respects with the requirements of the Securities Act. The conditions for the use of Form S-3, as set forth in the General Instructions thereto, and the Registration Statement meet, and the offering and sale of the Shares as contemplated hereby comply with, the requirements of Rule 415 under the Securities Act (including, without limitation, Rule 415(a)(5) under the Securities Act). The Registration Statement, as of the date hereof and as of each effective date with respect thereto, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendments or supplements thereto, as of their respective dates, as of each Applicable Time and as of each Settlement Date, included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

The representations and warranties set forth in the immediately preceding paragraph shall not apply to statements in or omissions from the Registration Statement or the Prospectus, as amended or supplemented, made in reliance upon and in conformity with information furnished to the Company in writing by any Agent or any Forward Seller expressly for use therein. For purposes of this Agreement, the only information so furnished shall be the legal and/or marketing names of the Agents and the Forward Sellers appearing on the front cover page of the Prospectus.

The copies of the Registration Statement and any amendments thereto, each Issuer Free Writing Prospectus that is required to be filed with the Commission pursuant to Rule 433 and the Prospectus and any amendments or supplements thereto delivered and to be delivered to the Agents or the Forward Sellers (electronically or otherwise) in connection with the offering of the Shares are and will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

Each Issuer Free Writing Prospectus relating to the Shares specified on Exhibit F, as of its date, as of the date hereof, as of each Applicable Time and as of each Settlement Date, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, including any incorporated document deemed to be a part thereof, that has not been superseded or modified, or included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances, prevailing at that subsequent time, not misleading.

Any electronic roadshow or other written communication that constitutes an offer to buy the Shares provided to investors by, or with the approval of, the Company, as of each Applicable Time and Settlement Date, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the Company makes no warranty or representation to the Agents, the Forward Sellers or the Forward Purchasers with respect to any statements or omissions made in reliance upon and in conformity with written information furnished to the Company by any Agent, any Forward Seller or any Forward Purchaser specifically for use in any such roadshow or other written communication.

At (i)(a) the time of the initial filing of the Registration Statement, (b) the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus) and (c) at the earliest time the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Securities Act) of the Shares, the Company was not an ineligible issuer as defined in Rule 405 of the Securities Act. The Company is, and was at the time of the initial filing of the Registration Statement, and will be as of each Applicable Time and Settlement Date, eligible to use Form S-3 under the 1933 Act.

(ii)             Any pro forma financial statements of the Company and its subsidiaries and the related notes thereto incorporated by reference in the Registration Statement and the Prospectus have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein.

(iii)            The documents and interactive data in eXtensible Business Reporting Language incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, at the time they were filed or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act, and, when read together with the other information in the Prospectus, (a) at the time the Registration Statement became effective, (b) as of each Representation Date (as defined below) on which a certificate is required to be delivered pursuant to Section 7(o) of this Agreement, (c) as of each Applicable Time and (d) as of each Settlement Date, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(iv)            The Company is not required to be qualified as a foreign corporation to transact business in Indiana, North Carolina, Ohio, South Carolina and Florida.

(v)             Each of Duke Energy Carolinas, LLC, a North Carolina limited liability company, Duke Energy Indiana, LLC, an Indiana limited liability company, Progress Energy, Inc., a North Carolina corporation, Duke Energy Progress, LLC, a North Carolina limited liability company, and Duke Energy Florida, LLC, a Florida limited liability company, is a “significant subsidiary” of the Company within the meaning of Rule 1-02 of Regulation S-X under the Securities Act (herein collectively referred to, along with Duke Energy Ohio, Inc., an Ohio corporation, and Piedmont Natural Gas Company, Inc., a North Carolina corporation, as the “Principal Subsidiaries”).

(vi)            This Agreement has been duly authorized, executed and delivered by the Company.

(vii)           The Confirmation, if any, will be duly authorized, executed and delivered by the Company and, when executed and delivered by the Company, will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

(viii)          The Shares, if any, to be issued and/or sold hereunder and, in the case of any Forward, the related Confirmation, have been duly authorized for issuance and/or sale pursuant to this Agreement and, in the case of any Forward, the related Confirmation, and when issued and delivered pursuant to this Agreement and, in the case of any Forward, the related Confirmation, against payment of the consideration set forth herein, will be validly issued, fully paid and nonassessable. The Common Stock conforms in all material respects to the description thereof in the base prospectus included as part of the Registration Statement under the caption “Description of Capital Stock.” The shares of Common Stock issuable in connection with the settlement of each Confirmation, if any, have been duly authorized by the Company for such issuance and, when issued and delivered by the Company to the applicable Forward Purchaser pursuant to such Confirmation, against payment of any consideration required to be paid by the Forward Purchaser pursuant to the terms of such Confirmation, will be validly issued, fully paid and non-assessable, and the issuance thereof is not subject to any preemptive or similar rights of any security holder of the Company. No holder of the Shares or shares of Common Stock issuable in connection with the settlement of any Confirmation will be subject to personal liability by reason of being such a holder; and the issuance of the Shares is not subject to the preemptive or other similar rights of any security holder of the Company.

(ix)            The compliance by the Company with all of the provisions of this Agreement and any Confirmation have been duly authorized by all necessary corporate action and the consummation of the transactions contemplated herein or therein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Principal Subsidiaries is a party or by which any of them or their respective property is bound or to which any of their properties or assets is subject that would have a material adverse effect on the business, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, nor will such action result in any violation of the provisions of the amended and restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”), the amended and restated By-Laws of the Company (the “By-Laws”) or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or the Principal Subsidiaries or any of their respective properties that would have a material adverse effect on the business, financial condition or results of operations of the Company and its subsidiaries, taken as a whole.

(x)             No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement or any Confirmation, except for the approval of the North Carolina Utilities Commission which has been received as of the date of this Agreement, registration under the Securities Act of the Shares and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Agents, the Forward Sellers and the Forward Purchasers.

(xi)            The Common Stock is an “actively traded security” exempted from the requirements of Rule 101 of Regulation M under the Exchange Act by subsection (c)(1) of such rule.

(xii)           Other than excepted activity pursuant to Regulation M under the Exchange Act, the Company has not taken and will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Shares.

(xiii)          Any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument filed or incorporated by reference as an exhibit to the Registration Statement or the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2021 or any subsequent Annual Report on Form 10-K or Quarterly Report on Form 10-Q of the Company or any Current Report on Form 8-K of the Company with a filing date after December 31, 2021, except to the extent that such agreement is no longer in effect or to the extent that neither the Company nor any subsidiary of the Company is currently a party to such agreement, are all indentures, mortgages, deeds of trust, loan agreements or other agreements or instruments that are material to the Company.

(xiv)          The Company acknowledges and agrees that the Agents, the Forward Purchasers or the Forward Sellers, as applicable, have informed the Company that such Agents, Forward Purchasers or Forward Sellers may, to the extent permitted under the Securities Act and the Exchange Act, purchase and sell shares of Common Stock for their own account while this Agreement is in effect, and shall be under no obligation to purchase Shares on a principal basis pursuant to this Agreement, subject to Section 1 and except as otherwise agreed to by an Agent, Forward Purchaser or a Forward Seller, as applicable, in the applicable Placement Notice (as amended by the corresponding Acceptance, if applicable).

(b)            Certificates. Any certificate signed by any officer of the Company or any of its subsidiaries and delivered to the Agents, the Forward Sellers or the Forward Purchasers or to counsel for the Agents, the Forward Sellers and the Forward Purchasers shall be deemed a representation and warranty by the Company to the Agents, the Forward Sellers and the Forward Purchasers as to the matters covered thereby.

SECTION 6. Sale and Delivery; Settlement.

(a)            Sale of Issuance Shares. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, upon an Agent’s acceptance of the terms of a Placement Notice specifying that it relates to an “Issuance” or upon receipt by an Agent of an Acceptance, as the case may be, and unless the sale of the Issuance Shares described therein has been declined, suspended, or otherwise terminated in accordance with the terms of this Agreement, such Agent will, for the period specified in such Placement Notice (as amended by the corresponding Acceptance, if applicable), use its commercially reasonable efforts consistent with its normal trading and sales practices to sell such Issuance Shares at market prevailing prices up to the amount specified, and otherwise in accordance with the terms of such Placement Notice (as amended by the corresponding Acceptance, if applicable). The Company acknowledges and agrees that (i) there can be no assurance that any Agent will be successful in selling Issuance Shares, (ii) no Agent will incur any liability or obligation to the Company or any other person or entity if it does not sell Issuance Shares for any reason other than a failure by such Agent to use its commercially reasonable efforts consistent with its normal trading and sales practices to sell such Issuance Shares as required under this Section 6 and (iii) no Agent shall be under any obligation to purchase Issuance Shares on a principal basis pursuant to this Agreement, except as otherwise agreed by such Agent in a Placement Notice (as amended by the corresponding Acceptance, if applicable) and subject to Section 1 hereof.

(b)            Settlement of Issuance Shares. On each Issuance Settlement Date, the Issuance Shares sold through an Agent for settlement on such date shall be delivered by the Company to such Agent against payment of (i) the Net Proceeds from the sale of such Issuance Shares or (ii) as mutually agreed between the Company and such Agent, the Gross Proceeds from the sale of such Issuance Shares. The gross proceeds to the Company (the “Gross Proceeds”) shall be equal to the aggregate offering price received by an Agent at which such Issuance Shares were sold, after deduction for any transaction fees imposed by any governmental or self-regulatory organization in respect of such sales. The net proceeds to the Company (the “Net Proceeds”) shall be equal to the Gross Proceeds less such Agent’s commission, discount or other compensation payable by the Company pursuant to Section 3 and any other amounts due and payable by the Company to such Agent hereunder pursuant to Section 8(a). In the event the Company and an Agent have mutually agreed to the delivery of Gross Proceeds at an Issuance Settlement Date, such Agent’s commission, discount or other compensation for such sales payable by the Company pursuant to Section 3 hereof and any other amounts due and payable by the Company to such Agent hereunder pursuant to Section 8(a) shall be set forth and invoiced in a periodic statement from such Agent to the Company, payment to be made by the Company promptly after its receipt thereof.

(c)            Delivery of Issuance Shares. On or before each Issuance Settlement Date, the Company will, or will cause its transfer agent to, electronically transfer the Issuance Shares being sold by crediting the applicable Agent’s or its designee’s account (provided such Agent shall have given the Company written notice of such designee prior to the Issuance Settlement Date) at The Depository Trust Company (“DTC”) through its Deposit and Withdrawal at Custodian (“DWAC”) System or by such other means of delivery as may be mutually agreed upon by the relevant parties hereto which in all cases shall be freely tradable, transferable, registered shares in good deliverable form. On each Issuance Settlement Date, the applicable Agent will deliver the related Net Proceeds or Gross Proceeds, as applicable, in same day funds to an account designated by the Company prior to the Issuance Settlement Date. The Company agrees that if the Company, or its transfer agent (if applicable), defaults in its obligation to deliver Issuance Shares on an Issuance Settlement Date, the Company, in addition to and in no way limiting the rights and obligations set forth in Section 10 and Section 11, will (i) hold such Agent harmless against any loss, liability, claim, damage, or expense whatsoever (including reasonable legal fees and expenses), as incurred, arising out of or in connection with such default by the Company or its transfer agent (if applicable) and (ii) pay to such Agent any commission, discount, or other compensation to which it would otherwise have been entitled absent such default.

(d)            Sale of Forward Hedge Shares. On the basis of the representations and warranties herein contained and subject to the terms and conditions in this Agreement and the Confirmation, upon a Forward Purchaser and Forward Seller’s acceptance of the terms of a Placement Notice specifying that it relates to a “Forward” or upon receipt by a Forward Purchaser and Forward Seller of an Acceptance, as the case may be, and execution and delivery by all relevant parties of the related Confirmation, and unless the sale of the Forward Hedge Shares described therein has been declined, suspended, or otherwise terminated in accordance with the terms of this Agreement or such Confirmation, such Forward Purchaser will use its commercially reasonable efforts to borrow or cause its affiliate to borrow a number of Forward Hedge Shares sufficient to have an aggregate Sales Price as close as reasonably practicable to the Forward Hedge Amount specified in the Placement Notice (as amended by the corresponding Acceptance, if applicable) and the applicable Forward Seller will use its commercially reasonable efforts consistent with its normal trading and sales practices to sell such Forward Hedge Shares at market prevailing prices, and otherwise in accordance with the terms of such Placement Notice (as amended by the corresponding Acceptance, if applicable). Each of the Company and the Forward Purchasers acknowledges and agrees that (i) there can be no assurance that any Forward Purchaser or its affiliate will be successful in borrowing or that any Forward Seller will be successful in selling Forward Hedge Shares, (ii) no Forward Seller will incur any liability or obligation to the Company, any Forward Purchaser, or any other person or entity if it does not sell Forward Hedge Shares borrowed by such Forward Purchaser or its affiliate for any reason other than a failure by such Forward Seller to use its commercially reasonable efforts consistent with its normal trading and sales practices to sell such Forward Hedge Shares as required under this Section 6, and (iii) no Forward Purchaser will incur any liability or obligation to the Company, the Forward Seller, or any other person or entity if it or its affiliate does not borrow Forward Hedge Shares for any reason other than a failure by such Forward Purchaser to use its commercially reasonable efforts to borrow or cause its affiliate to borrow such Forward Hedge Shares as required under this Section 6. In acting hereunder, each Forward Seller will be acting as an agent for the applicable Forward Purchaser and not as principal.

(e)            Delivery of Forward Hedge Shares. On or before each Forward Hedge Settlement Date, the applicable Forward Purchaser will, or will cause its transfer agent to, electronically transfer the Forward Hedge Shares being sold by crediting the applicable Forward Seller or its designee’s account (provided such Forward Seller shall have given the applicable Forward Purchaser written notice of such designee prior to the Forward Hedge Settlement Date) at DTC through its DWAC System or by such other means of delivery as may be mutually agreed upon by the parties hereto which in all cases shall be freely tradable, transferable, registered shares in good deliverable form. On each Forward Hedge Settlement Date, the applicable Forward Seller will deliver the related aggregate Forward Hedge Price to the applicable Forward Purchaser in same day funds to an account designated by such Forward Purchaser prior to the relevant Forward Hedge Settlement Date.

(f)             Denominations; Registration. The Shares shall be in such denominations and registered in such names as an Agent or a Forward Seller, as applicable, may request in writing at least one full business day before the Settlement Date. The Company or a Forward Purchaser, as applicable, shall deliver the Shares, if any, through the facilities of DTC as described in the preceding paragraphs unless such Agent or such Forward Seller, as applicable, shall otherwise instruct.

(g)            Limitations on Offering Size. Under no circumstances shall the Company cause or request the offer or sale of any Shares if, after giving effect to the sale of such Shares, the aggregate offering price of the Shares sold pursuant to this Agreement would exceed the lesser of (i) the Maximum Amount, (ii) the amount available for offer and sale under the currently effective Registration Statement, or (iii) the amount authorized from time to time to be issued and sold under this Agreement by the Board of Directors of the Company or a duly authorized committee thereof. Under no circumstances shall the Company cause or request the offer or sale of any Shares pursuant to this Agreement at a price lower than the minimum price authorized from time to time by the Board of Directors of the Company and notified to an Agent or a Forward Seller, as applicable, in writing.

(h)            Limitations on Agents and Forward Sellers. The Company agrees that any offer to sell, any solicitation of an offer to buy or any sales of Shares or any other equity security of the Company shall only be effected by or through one Agent or Forward Seller, as the case may be, on any single given day, but in no event more than one, and the Company shall in no event request that more than one Agent or Forward Seller, as the case may be, sell Shares on the same day; provided, however, that (a) the foregoing limitation shall not apply to (i) the exercise of any option, warrant, right or any conversion privilege set forth in the instrument governing such security or (ii) sales solely to employees, directors or security holders of the Company or its subsidiaries, or to a trustee or other person acquiring such Shares for the accounts of such persons, (b) such limitation shall not apply on any day during which no sales are made pursuant to this Agreement, and (c) such limitation shall not apply if, prior to any such request to sell Shares, all Shares the Company has previously requested the Agents or the Forward Sellers to sell have been sold.

(i)             Certain Blackout Periods. Notwithstanding any other provision of this Agreement, the Company shall not offer, sell or deliver, or request the offer or sale of, any Shares and, by notice to an Agent (in the case of an Issuance) or a Forward Seller and Forward Purchaser (in the case of a Forward) given by telephone (confirmed promptly by facsimile transmission, email or other method mutually agreed to in writing by the parties), shall cancel any instructions for the offer or sale of any Shares, and no Agent, Forward Seller or Forward Purchaser, as the case may be, shall be obligated to offer or sell any Shares (i) during the period beginning on the 10th business day after the end of each calendar quarter through and including the first date (each, an “Announcement Date”) on which the Company shall issue a press release containing, or shall otherwise publicly announce, its earnings or revenue results for a completed fiscal year or quarter (each, an “Earnings Announcement”), (ii) except as provided in Section 6(j) below, at any time from and including an Announcement Date through and including the time that the Company files (a “Filing Time”) a Quarterly Report on Form 10-Q or an Annual Report on Form 10-K that includes consolidated financial statements as of and for the same period or periods, as the case may be, covered by such Earnings Announcement, or (iii) during any other period in which the Company is in possession of material non-public information; provided that, unless otherwise agreed between the Company and an Agent, a Forward Seller or a Forward Purchaser, as the case may be, for purposes of (i) and (ii) above, such period shall be deemed to end at the relevant Filing Time.

(j)             Filing of Earnings 8-K. If the Company wishes to offer, sell or deliver Shares at any time during the period from and including an Announcement Date through and including the corresponding Filing Time, the Company shall (i) prepare and deliver to the Agents (in the case of an Issuance) or the Forward Sellers and Forward Purchasers (in the case of a Forward) (with a copy to their respective counsel) a Current Report on Form 8-K which shall include substantially the same financial and related information as was set forth in the relevant Earnings Announcement (other than any earnings projections, similar forward-looking data and officers’ quotations) (each, an “Earnings 8-K”), in form and substance reasonably satisfactory to the Agents or the Forward Sellers and Forward Purchasers, as the case may be, and obtain the consent of the Agents or the Forward Sellers and Forward Purchasers, as the case may be, to the filing thereof (such consent not to be unreasonably withheld); (ii) provide the Agents or the Forward Sellers and Forward Purchasers, as the case may be, with the officers’ certificate, opinions/letters of counsel and accountants’ letter called for by Sections 7(o), (p) and (q) hereof, respectively; (iii) afford the Agents or the Forward Sellers and the Forward Purchasers, as the case may be, the opportunity to conduct a due diligence review in accordance with Section 7(m) hereof; and (iv) file such Earnings 8-K with the Commission. The provisions of clause (ii) of Section 6(i) shall not be applicable for the period from and after the time at which the foregoing conditions shall have been satisfied (or, if later, the time that is 24 hours after the time that the relevant Earnings Announcement was first publicly released) through and including the Filing Time of the relevant Quarterly Report on Form 10-Q or Annual Report on Form 10-K under the Exchange Act, as the case may be. For purposes of clarity, the parties hereto agree that (A) the delivery of any officers’ certificate, opinions/letters of counsel and accountants’ letter pursuant to this Section 6(j) shall not relieve the Company from any of its obligations under this Agreement with respect to any Quarterly Report on Form 10-Q or Annual Report on Form 10-K, as the case may be, including, without limitation, the obligation to deliver officers’ certificates, opinions/letters of counsel and accountants’ letters as provided in Sections 7(o), (p) and (q) hereof and (B) other than as set forth in this Section 6(j), this Section 6(j) shall in no way affect or limit the operation of the provisions of clauses (i) and (iii) of Section 6(i), which shall have independent application.

SECTION 7. Covenants of the Company. The Company covenants with each of the Agents, the Forward Sellers and the Forward Purchasers as follows:

(a)            The Company will not file any amendment or supplement to the Registration Statement or Prospectus, other than documents incorporated by reference, unless a copy thereof has been submitted to the Agents, the Forward Sellers and the Forward Purchasers within a reasonable period of time before the filing and the Agents, the Forward Sellers and the Forward Purchasers have not reasonably objected thereto (provided, however, that the failure of the Agents, the Forward Sellers or the Forward Purchasers to make such objection shall not relieve the Company of any obligation or liability hereunder, or affect the Agents’, the Forward Sellers’ or the Forward Purchasers’ right to rely on the representations and warranties made by the Company in this Agreement) and the Company will promptly notify the Agents, the Forward Sellers and the Forward Purchasers when any such filing has been made or become effective, as applicable, and furnish to the Agents, the Forward Sellers and the Forward Purchasers at the time of filing thereof a copy of any document that upon filing is deemed to be incorporated by reference into the Registration Statement or Prospectus, except for those documents available via EDGAR. The Company will cause each amendment or supplement to the Prospectus, other than documents incorporated by reference or an amendment or supplement relating solely to the issuance or offering of securities other than the Shares, to be filed with the Commission as required pursuant to the applicable paragraph of Rule 424(b) under the Securities Act (without reliance on Rule 424(b)(8) under the Securities Act).

(b)            The Company will advise the Agents, the Forward Sellers and the Forward Purchasers promptly of the institution by the Commission of any stop order proceedings in respect of the Registration Statement or any proceedings pursuant to Section 8A of the Securities Act, and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

(c)            The Company will furnish to the Agents, the Forward Sellers and the Forward Purchasers, without charge, copies of the Registration Statement (which will include all exhibits other than those incorporated by reference), the Prospectus, any Issuer Free Writing Prospectuses, and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Agents, the Forward Sellers and the Forward Purchasers may reasonably request.

(d)            The Company, during any period when a prospectus relating to the Shares is required to be delivered under the Securities Act, will timely file all documents required to be filed with the Commission pursuant to Section 13 or 14 of the Exchange Act. If at any time when a prospectus relating to the Shares (or the notice referred to in Rule 173(a) under the Securities Act) is required to be delivered under the Securities Act any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Securities Act, the Company will prepare and file with the Commission an amendment, supplement or an appropriate document pursuant to Section 13 or 14 of the Exchange Act which will correct such statement or omission or which will effect such compliance.

(e)            Without the prior consent of the Agents, the Forward Sellers and the Forward Purchasers, the Company has not made and will not make any offer relating to the Shares that would constitute a “free writing prospectus” as defined in Rule 405 under the Securities Act, other than an Issuer Free Writing Prospectus; each Agent, Forward Seller and Forward Purchaser, severally and not jointly, represents and agrees that, without the prior consent of the Company, it has not made and will not make any offer relating to the Shares that would constitute a “free writing prospectus” as defined in Rule 405 under the Securities Act, other than an Issuer Free Writing Prospectus or a free writing prospectus that is not required to be filed by the Company pursuant to Rule 433; any such free writing prospectus, the use of which has been consented to by the Company and the Agents, the Forward Sellers and the Forward Purchasers, is listed herein on Exhibit F.

(f)             The Company represents that it has treated or agrees that it will treat each Issuer Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping. The Company agrees that if at any time following the issuance of an Issuer Free Writing Prospectus or any electronic roadshow or other written communication that constitutes an offer to buy the Shares provided to investors by, or with the approval of, the Company, any event occurs as a result of which such Issuer Free Writing Prospectus or such electronic roadshow or other written communication would conflict with the information in the Registration Statement or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Agents, the Forward Sellers and the Forward Purchasers, and, if requested by the Agents, the Forward Sellers and the Forward Purchasers, will prepare and furnish without charge to each Agent, Forward Seller and Forward Purchaser a free writing prospectus or other document, the use of which has been consented to by the Agents, the Forward Sellers and the Forward Purchasers, which will correct such conflict, statement or omission.

(g)            The Company will arrange or cooperate in arrangements, if necessary, for the qualification of the Shares for sale under the laws of such jurisdictions as any Agent, Forward Seller or Forward Purchaser may designate and will continue such qualifications in effect so long as required for the distribution; provided, however, that the Company shall not be required to qualify as a foreign corporation or to file any general consents to service of process under the laws of any jurisdiction where it is not now so subject.

(h)            The Company will make generally available to its security holders, in each case as soon as practicable but not later than 60 days after the close of the period covered thereby, earnings statements (in form complying with the provisions of Rule 158 under the Securities Act, which need not be certified by independent certified public accountants unless required by the Securities Act) covering (i) a twelve-month period beginning not later than the first day of the Company’s fiscal quarter next following the effective date of the Registration Statement and (ii) a twelve-month period beginning not later than the first day of the Company’s fiscal quarter next following the date of this Agreement.

(i)              The Company will use the net proceeds received by it from the sale of the Shares in the manner specified in the Prospectus under “Use of Proceeds.”

(j)              During any Selling Period or period in which the Prospectus relating to the Shares is required by the Securities Act to be delivered in connection with a pending sale of the Shares (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act), the Company will use its commercially reasonable efforts to cause the Shares to be listed on the NYSE.

(k)             The Company, during any period when the Prospectus is required to be delivered under the Securities Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act), will file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act.

(l)              The Company will, at any time during a fiscal quarter in which the Company intends to tender a Placement Notice or sell Shares, advise the Agents, Forward Sellers and Forward Purchasers promptly after it shall have received notice or obtained knowledge, of any information or fact that would alter or affect in any material respect any opinion, certificate, letter or other document provided to the Agents, the Forward Sellers or the Forward Purchasers, as applicable, pursuant to this Agreement.

(m)            The Company will cooperate with any due diligence review reasonably requested by the Agents or the Forward Sellers and Forward Purchasers, as applicable, in connection with the transactions contemplated hereby, including, without limitation, and upon reasonable notice, providing information and making available documents and appropriate corporate officers, during regular business hours and at the Company’s principal offices, as the Agents, Forward Sellers and Forward Purchasers may reasonably request.

(n)             The Company will disclose in its Quarterly Reports on Form 10-Q and in its Annual Reports on Form 10-K the number of Shares sold pursuant to this Agreement and the Net Proceeds to the Company, together with any other information that the Company reasonably believes is required to comply with the Securities Act and the Exchange Act.

(o)            (1)     each time the Company:

(i)              files the Prospectus relating to the Shares or amends or supplements the Registration Statement or the Prospectus relating to the Shares by means of a post-effective amendment, sticker, or supplement but not by means of incorporation of documents by reference into the Registration Statement or the Prospectus relating to the Shares;

(ii)             files an Annual Report on Form 10-K under the Exchange Act;

(iii)            files a Quarterly Report on Form 10-Q under the Exchange Act; or

(iv)            files a Current Report on Form 8-K that contains financial statements or pro forma financial statements required under Item 2.01 or Item 4.02 or files financial statements or pro forma financial statements or pro forma financial information under Item 9.01 of Form 8-K; and

(2)            at any other time reasonably requested by the Agents, the Forward Sellers or the Forward Purchasers (each such date of filing of one or more of the documents referred to in clauses (1)(i) through (iv) above and any time of request pursuant to this Section 7 shall be a “Representation Date”), the Company shall furnish the Agents, the Forward Sellers and the Forward Purchasers with a certificate in the form attached hereto as Exhibit E. The requirement to provide a certificate under this Section 7 shall be waived (i) on the date of this Agreement and (ii) for any Representation Date occurring at a time at which no Placement Notice (as amended by the corresponding Acceptance, if applicable) is pending, which waiver shall continue until the earlier to occur of the date the Company delivers a Placement Notice hereunder (which for such calendar quarter shall be considered a Representation Date) and the next occurring Representation Date; provided, however, that such waiver shall not apply for any Representation Date on which the Company files its Annual Report on Form 10-K. Notwithstanding the foregoing, if the Company subsequently decides to sell Shares following a Representation Date when the Company relied on such waiver and did not provide the Agents with a certificate under this Section 7, then before the Company delivers the Placement Notice or any Agent or Forward Seller sells any Shares, the Company shall provide the Agents, the Forward Sellers and the Forward Purchasers with a certificate, in the form attached hereto as Exhibit E, dated the date such certificate is delivered.

(p)            The Company shall cause to be furnished to the Agents, the Forward Sellers and the Forward Purchasers (A) on the date of this Agreement, a written opinion of Hunton Andrews Kurth LLP (“Company Counsel”), or other counsel satisfactory to the Agents, the Forward Sellers and the Forward Purchasers, in form and substance satisfactory to the Agents, the Forward Sellers and the Forward Purchasers and their counsel, dated the date that the opinion is required to be delivered, substantially similar to the form attached hereto as Exhibit D-1 and (B) on each Representation Date with respect to which the Company is obligated to deliver a certificate in the form attached hereto as Exhibit E for which no waiver is applicable, (i) a written opinion and, if not covered in such opinion, a negative assurance letter, of Company Counsel, or other counsel satisfactory to the Agents, the Forward Sellers and the Forward Purchasers, in form and substance satisfactory to the Agents, the Forward Sellers and the Forward Purchasers and their counsel, dated the date that the opinion is required to be delivered, substantially similar to the form attached hereto as Exhibit D-2 and (ii) a written opinion of Robert T. Lucas III, Esq., Deputy General Counsel of Duke Energy Business Services LLC, a service company subsidiary of the Company (“Deputy General Counsel”), or other counsel satisfactory to the Agents, the Forward Sellers and the Forward Purchasers, in form and substance satisfactory to the Agents, the Forward Sellers and the Forward Purchasers and their counsel, dated the date that the opinion is required to be delivered, substantially similar to the form attached hereto as Exhibit D-3; in each case, modified as necessary to relate to the Registration Statement and the Prospectus as then amended or supplemented; provided, however, that in lieu of such opinions for subsequent Representation Dates, Company Counsel and Deputy General Counsel may each furnish the Agents, the Forward Sellers and the Forward Purchasers with a reliance letter to the effect that the Agents, the Forward Sellers and the Forward Purchasers may rely on a prior opinion delivered under this Section 7(p)(B) to the same extent as if it were dated the date of such letter (except that statements in such prior opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented at such Representation Date).

(q)            On each Representation Date with respect to which the Company is obligated to deliver a certificate in the form attached hereto as Exhibit E for which no waiver is applicable, the Company shall cause its independent accountants (and any other independent accountants whose report is included in the Registration Statement or the Prospectus) to furnish the Agents and the Forward Sellers a letter (the “Comfort Letter”), dated the date the Comfort Letter is delivered, in form and substance satisfactory to the Agents and the Forward Sellers (i) confirming that they are an independent registered public accounting firm within the meaning of the Securities Act, the Exchange Act and the Public Company Accounting Oversight Board and (ii) stating, as of such date, the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.

(r)             On each Representation Date with respect to which the Company is obligated to deliver a certificate in the form attached hereto as Exhibit E for which no waiver is applicable, the Agents, the Forward Sellers and the Forward Purchasers shall have received a letter from Sidley Austin llp, counsel for the Agents, the Forward Sellers and the Forward Purchasers, dated such date, with respect to such opinions and statements as the Agents, the Forward Sellers and the Forward Purchasers may reasonably request.

(s)             The Company will not, directly or indirectly, take any action designed to cause or result in, or that constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or to result in a violation of Regulation M under the Exchange Act.

(t)             The Company consents to the Agents or the Forward Sellers, as applicable, trading in the Company’s Common Stock for their own account and for the account of their clients at the same time as sales of Shares occur pursuant to this Agreement.

(u)            Other than a “free writing prospectus” (as defined in Rule 405 under the Securities Act) approved in advance in writing by the Company and the Agents in their capacity as principals or agents hereunder or the Forward Sellers in their capacity as agents hereunder, the Company (including its agents and representatives, other than the Agents in their capacity as such) will not, directly or indirectly, make, use, prepare, authorize, approve or refer to any free writing prospectus relating to the Shares to be sold by the Agents or the Forward Sellers as principals or agents hereunder.

(v)            The Company shall reserve and keep available at all times, free of pre-emptive rights, shares of Common Stock for the purpose of enabling the Company to satisfy its obligations under this Agreement and each Confirmation.

(w)            In connection with entering into any Forward, neither the Company nor any of its affiliates will acquire any long position (either directly or indirectly, including through a derivative transaction) with respect to shares of Common Stock.

(x)             If immediately prior to the third anniversary (the “Renewal Deadline”) of the initial effective date of the Registration Statement, any of the Shares remain unsold by the Agents, the Company will, prior to the Renewal Deadline file, if it has not already done so and is eligible to do so, a new automatic shelf registration statement relating to the Shares, in a form reasonably satisfactory to the Agents. If the Company is not eligible to file an automatic shelf registration statement, the Company will, prior to the Renewal Deadline, if it has not already done so, file a new shelf registration statement relating to the Shares, in a form reasonably satisfactory to the Agents, and will use its commercially reasonable efforts to cause such registration statement to be declared effective within 180 days after the Renewal Deadline. The Company will take all other action necessary or appropriate to permit the public offering and sale of the Shares to continue as contemplated in the expired registration statement. References herein to the Registration Statement shall include such new automatic shelf registration statement or such new shelf registration statement, as the case may be.

SECTION 8. Payment of Expenses.

(a)            Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement and any Confirmation, including (i) the printing and filing of the Registration Statement and the printing of this Agreement and any Blue Sky Survey, (ii) the issuance and delivery of the Shares and the shares of Common Stock issuable in connection with the settlement of any Confirmation as specified herein and therein, (iii) the fees and disbursements of counsel for the Agents, the Forward Sellers and the Forward Purchasers in connection with the qualification of the Shares under the securities laws of any jurisdiction and in connection with the preparation of the Blue Sky Survey, such fees not to exceed $7,500, (iv) the printing and delivery to the Agents, the Forward Sellers and the Forward Purchasers, in quantities as hereinabove referred to, of copies of the Registration Statement and any amendments thereto, of the Prospectus, of any Issuer Free Writing Prospectus and any amendments or supplements thereto, (v) any fees and expenses in connection with the listing of the Shares and the shares of Common Stock issuable in connection with the settlement of any Confirmation on the NYSE, (vi) any filing fee required by FINRA, (vii) the costs of any depository arrangements for the Shares and the shares of Common Stock issuable in connection with the settlement of any Confirmation with DTC or any successor depositary, (viii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the Agents, the Forward Sellers and the Forward Purchasers and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, (ix) any transaction fees, transfer taxes or similar taxes or fees imposed by any governmental entity or self-regulatory organization in respect of sales of Shares and (x) all other costs and expenses incident to the Company’s performance of its obligations hereunder for which provision is not otherwise made in this Section 8.

(b)            If shares of Common Stock having an aggregate gross Sales Price of at least $300,000,000 have not been sold by the Agents prior to fourteen months after the date hereof (or such earlier date on which the Company terminates this Agreement), the Company shall reimburse each of the Agents, the Forward Sellers and the Forward Purchasers for all of their reasonable and documented out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Agents, the Forward Sellers and the Forward Purchasers, incurred by the Agents, the Forward Sellers and the Forward Purchasers in connection with the offering contemplated by this Agreement, up to a maximum aggregate reimbursement of $200,000; provided, however, that the obligation of the Company to reimburse the Agents, the Forward Sellers and the Forward Purchasers for expenses pursuant to this Section 8(b) hereof shall not apply if the Agents, the Forward Sellers or the Forward Purchasers terminate this Agreement for any reason prior to fourteen months after the date hereof, other than the failure by the Company to satisfy any of its obligations hereunder.

(c)            Termination of Agreement. If this Agreement is terminated by an Agent, a Forward Seller or a Forward Purchaser in accordance with the provisions of Section 9(b) or Section 13(c) hereof, the Company shall reimburse such Agent, Forward Seller or Forward Purchaser for all of it’s out-of-pocket expenses, including the reasonable fees and disbursements of counsel for such Agent, Forward Seller or Forward Purchaser, as applicable.

SECTION 9. Conditions Precedent to the Obligations of the Agents, the Forward Sellers and the Forward Purchasers.

(a)            The right of the Company to deliver a Placement Notice hereunder, the obligation of an Agent and a Forward Seller, as applicable, to use its commercially reasonable efforts consistent with its normal trading and sales practices to sell Shares in accordance with the terms of such Placement Notice (as amended by the corresponding Acceptance, if applicable) and the obligation of a Forward Purchaser to use its commercially reasonable efforts to borrow or cause its affiliate to borrow Forward Hedge Shares in connection with a Placement Notice (as amended by the corresponding Acceptance, if applicable) are subject to the continuing accuracy of the representations and warranties of the Company contained in this Agreement or certificates of any officer of the Company delivered pursuant to the provisions hereof, the performance by the Company of its covenants and obligations hereunder, and the satisfaction, on the applicable Settlement Date, of each of the following conditions, except to the extent waived by the applicable Agent, Forward Seller and Forward Purchaser, in its sole discretion:

(1)            The Registration Statement shall remain effective and shall be available for (i) the sale of all Shares issued pursuant to all prior Placement Notices (each as amended by a corresponding Acceptance, if applicable) and (ii) the sale of all Shares contemplated to be issued by any Placement Notice (each as amended by a corresponding Acceptance, if applicable). The Company shall have paid the required Commission filing fees relating to the Shares within the time required by Rule 456(b)(1)(i) under the Securities Act without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) under the Securities Act (including, if applicable, by updating the “Calculation of Registration Fee” table in accordance with Rule 456(b)(1)(ii) under the Securities Act either in a post-effective amendment to the Registration Statement or in an exhibit to the Prospectus).

(2)            None of the following events shall have occurred and be continuing: (i) receipt by the Company or any of its subsidiaries of any request for additional information from the Commission or any other federal or state governmental authority during the period of effectiveness of the Registration Statement, the response to which would require any post-effective amendments or supplements to the Registration Statement or the Prospectus; (ii) the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose or pursuant to Section 8A of the Securities Act; (iii) receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of the Common Stock for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the occurrence of any event that makes any material statement made in the Registration Statement or the Prospectus, or any Issuer Free Writing Prospectus, or any material document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related Prospectus, or any Issuer Free Writing Prospectus, or such documents so that, in the case of the Registration Statement, it will not contain any materially untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, that in the case of the Prospectus and any Issuer Free Writing Prospectus, it will not contain any materially untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(3)            None of the Agents, the Forward Sellers or the Forward Purchasers shall have advised the Company that the Registration Statement or Prospectus, or any Issuer Free Writing Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact that in such Agent’s, Forward Seller’s or Forward Purchaser’s reasonable opinion is material, or omits to state a fact that in such Agent’s, Forward Seller’s or Forward Purchaser’s opinion is material and is required to be stated therein or is necessary to make the statements therein not misleading.

(4)            Except as contemplated in the Prospectus, or disclosed in the Company’s reports filed with the Commission, there shall not have been any material adverse change in the condition of the Company, financial or otherwise, and except as reflected in or contemplated by the Prospectus, or disclosed in the Company’s reports filed with the Commission, and, since the date of such disclosure, there shall not have been any material transaction entered into by the Company other than transactions contemplated by the Prospectus, or disclosed in the Company’s reports filed with the Commission, and transactions in the ordinary course of business, the effect of which in your reasonable judgment is so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated by the Prospectus.

(5)            The Agents, the Forward Sellers and the Forward Purchasers shall have received the favorable opinions of Company Counsel and Deputy General Counsel, required to be delivered pursuant to Section 7(p) on the date on which such delivery of such opinion is required pursuant to Section 7(p).

(6)            The Agents, the Forward Sellers and the Forward Purchasers shall have received the favorable opinions of Sidley Austin llp, counsel to the Agents, the Forward Sellers and the Forward Purchasers, required to be delivered pursuant to Section 7(r) on the date on which such delivery of such opinion is required pursuant to Section 7(r).

(7)            The Agents, the Forward Sellers and the Forward Purchasers shall have received the certificate required to be delivered pursuant to Section 7(o) on the date on which delivery of such certificate is required pursuant to Section 7(o).

(8)            The Agents and the Forward Sellers shall have received the Comfort Letter required to be delivered pursuant Section 7(q) on the date on which such delivery of such opinion is required pursuant to Section 7(q).

(9)            The Shares and the shares of Common Stock issuable in connection with the settlement of any Confirmation shall either have been (i) approved for listing on the NYSE, subject only to notice of issuance, or (ii) the Company shall have filed an application for listing of the Shares and the shares of Common Stock issuable in connection with the settlement of any Confirmation on the NYSE at, or prior to, the issuance of any Placement Notice.

(10)          Trading in the Common Stock shall not have been suspended on the NYSE.

(11)          On each date on which the Company is required to deliver a certificate pursuant to Section 7, counsel for the Agents, the Forward Sellers and the Forward Purchasers shall have been furnished with such documents as they may require for the purpose of enabling them to issue the opinion required to be delivered pursuant to Section 7(r), or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, contained in this Agreement.

(12)          All filings with the Commission required by Rule 424 under the Securities Act to have been filed prior to the issuance of any Placement Notice hereunder shall have been made within the applicable time period prescribed for such filing by Rule 424 under the Securities Act.

(13)          In no event may the Company issue a Placement Notice to sell an Issuance Amount or a Forward Hedge Amount, as the case may be, to the extent that the sum of (i) the Sales Price of the requested Issuance Amount or Forward Hedge Amount, as applicable, plus (ii) the aggregate Sales Price of all Shares issued under all previous Issuances and Forwards effected pursuant to this Agreement would exceed the Maximum Amount.

(b)            Termination of Agreement. If any condition specified in this Section 9 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by any Agent, Forward Seller or Forward Purchaser by written notice to the Company, and such termination shall be without liability of any party to any other party except as provided in Section 8 hereof and except that, in the case of any termination of this Agreement, Sections 5, 10, 11, 12 and 15 hereof shall survive such termination and remain in full force and effect.

SECTION 10. Indemnification.

(a)             Indemnification by the Company. The Company agrees to indemnify and hold harmless each of the Agents, the Forward Sellers and the Forward Purchasers, their respective affiliates, officers, directors and selling agents, and each person, if any, who controls any of the Agents, the Forward Sellers or the Forward Purchasers (the “Indemnified Parties”) within the meaning of Section 15 of the Securities Act, as follows:

(i)             against any and all loss, liability, claim, damage and expense whatsoever arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430B Information, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus or any electronic roadshow or other written communication that constitutes an offer to buy the Shares provided to investors by, or with the approval of, the Company, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with written information furnished to the Company by the Agents, the Forward Purchasers or the Forward Sellers expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto);

(ii)            against any and all loss, liability, claim, damage and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, commenced or threatened, or of any claim whatsoever arising out of or based upon any such untrue statement or omission or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

(iii)           against any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) of this Section 10.

In no case shall the Company be liable under this indemnity agreement with respect to any claim made against any Indemnified Party unless the Company shall be notified in writing of the nature of the claim within a reasonable time after the assertion thereof, but failure to so notify the Company shall not relieve it from any liability which it may have otherwise than under this Section 10(a). The Company shall be entitled to participate at its own expense in the defense, or, if it so elects, within a reasonable time after receipt of such notice, to assume the defense of any suit, but if it so elects to assume the defense, such defense shall be conducted by counsel chosen by it and approved by the applicable Indemnified Party or Parties in any suit so brought, which approval shall not be unreasonably withheld. In any such suit, any Indemnified Party shall have the right to employ its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Company and such Indemnified Party shall have mutually agreed to the employment of such counsel, or (ii) the named parties to any such action (including any impleaded parties) include both such Indemnified Party and the Company and such Indemnified Party shall have been advised by such counsel that a conflict of interest between the Company and such Indemnified Party may arise and for this reason it is not desirable for the same counsel to represent both the indemnifying party and also the indemnified party (it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for all such Indemnified Parties, which firm shall be designated in writing by you). The Company agrees to notify you within a reasonable time of the assertion of any claim against it, any of its officers or directors or any person who controls the Company within the meaning of Section 15 of the Securities Act, in connection with the sale of the Shares.

(b)           (i) Each Agent, Forward Seller and Forward Purchaser, severally and not jointly, agrees that it will indemnify and hold harmless the Company, its directors and each of the officers of the Company who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act to the same extent as the indemnity contained in Section 10(a), but only with respect to statements or omissions made in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company by the Agents, the Forward Sellers or Forward Purchasers expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto). In case any action shall be brought against the Company or any person so indemnified based on the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto) and in respect of which indemnity may be sought against any Agent, Forward Seller or Forward Purchaser, such Agent, Forward Seller or Forward Purchaser shall have the rights and duties given to the Company, and the Company and each person so indemnified shall have the rights and duties given to the Agents, the Forward Sellers and the Forward Purchasers and the affiliates, officers, directors and controlling persons by the provisions of Section 10(a).

(ii) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

SECTION 11. Contribution. If the indemnification provided for in Section 10 is unavailable to or insufficient to hold harmless an indemnified party in respect of any and all loss, liability, claim, damage and expense whatsoever (or actions in respect thereof) that would otherwise have been indemnified under the terms of such indemnity, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the relevant Agent, Forward Seller and Forward Purchaser, on the other, from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, on the one hand, and the relevant Agent, Forward Seller and Forward Purchaser, on the other, in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the relevant Agent, Forward Seller and Forward Purchaser, on the other, shall be deemed to be in the same proportions as (a) in the case of the Company, (x) the total net proceeds from the offering of the Issuance Shares for each Issuance under this Agreement (before deducting expenses) received by the Company, bear to the aggregate Sales Price of the Issuance Shares, or (y) the Actual Sold Forward Amount for each Forward under this Agreement, multiplied by the Forward Hedge Price for such Forward (the “Net Forward Proceeds”), bear to the sum of the Net Forward Proceeds and the Actual Forward Commission (as defined below) (such sum, the “Gross Forward Amount”), (b) in the case of the Agents, the total commissions received by the Agents, bear to the aggregate Sales Price of the Issuance Shares, (c) in the case of the Forward Sellers, the Actual Sold Forward Amount for each Forward under this Agreement, multiplied by the Forward Hedge Selling Commission for such Forward (the “Actual Forward Commission”), bear to the Gross Forward Amount, and (d) in the case of the Forward Purchasers, the net Spread (as such term is defined in the related Confirmation for each Forward and net of any related stock borrow costs or other costs or expenses actually incurred) for each Confirmation executed in connection with this Agreement, bear to the Gross Forward Amount. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the Agents, the Forward Sellers and the Forward Purchasers, on the other, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Agents, the Forward Sellers and the Forward Purchasers agree that it would not be just and equitable if contributions pursuant to this Section were determined by pro rata allocation (even if the Agents, the Forward Sellers and the Forward Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 11. The amount paid or payable by an indemnified party as a result of the losses, liabilities, claims, damages or expenses (or actions in respect thereof) referred to above in this Section shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 11, (i) no Agent or Forward Seller shall in any event be required to contribute any amount in excess of the amount by which the commissions with respect to the offering of the Issuance Shares or the aggregate Forward Hedge Selling Commissions, as the case may be, received by it under this Agreement exceeds the amount of any damages which such Agent or Forward Seller has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and (ii) the Forward Purchaser shall in no event be required to contribute any amount in excess of the amount by which the net Spread (as such term is defined in the Confirmation and net of any related stock borrow costs or other costs or expenses actually incurred) for any Confirmation entered into pursuant to this Agreement exceeds the amount of any damages such Forward Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omissions or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Agents’, the Forward Sellers’ and the Forward Purchasers’ obligations to contribute are several in proportion to their respective obligations and not joint.

SECTION 12. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of officers or other representatives of the Company or any of its subsidiaries submitted pursuant hereto, shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of the Agents, the Forward Sellers, the Forward Purchasers or any their respective affiliates, officers and directors, and each person, if any, who controls any of the Agents, the Forward Sellers or the Forward Purchasers, or by or on behalf of the Company or its directors, each of the Company’s officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, (ii) delivery and acceptance of the Shares and payment therefor, (iii) the settlement of any Confirmation or (iv) any termination of this Agreement or any Confirmation.

SECTION 13. Termination of Agreement.

(a)            Termination; General. Each Agent, Forward Seller or Forward Purchaser may terminate the right of the Company to effect any Issuances or Forwards under this Agreement, solely with respect to such Agent, Forward Seller or Forward Purchaser, by notice to the Company, as hereinafter specified at any time if there has been (i) a suspension or material limitation in trading in securities generally or of the securities of the Company, on the NYSE; or (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities or a material disruption in commercial banking services or securities settlement or clearance services in the United States; or (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this subsection 13(a) in your reasonable judgment makes it impracticable or inadvisable to market the Shares or to enforce contracts for the sale of the Shares. In such event there shall be no liability on the part of any party to any other party except as otherwise provided in Section 10 hereof and except for the expenses to be borne by the Company as provided in Section 8(a) hereof. Any such termination shall have no effect on the obligations of any other Agent, Forward Seller or Forward Purchaser under this Agreement.

(b)            Termination by the Company. The Company shall have the right, by giving two (2) days’ written notice as hereinafter specified, to terminate this Agreement in its sole discretion at any time after the date of this Agreement.

(c)            Termination by the Agents, Forward Sellers or Forward Purchasers. Each Agent, Forward Seller and Forward Purchaser shall have the right, by giving two (2) days’ written notice as hereinafter specified, to terminate this Agreement in its sole discretion at any time after the date of this Agreement, solely with respect to such Agent, Forward Seller or Forward Purchaser.

(d)            Automatic Termination. Unless earlier terminated pursuant to this Section 13, this Agreement shall automatically terminate on the earlier of (i) the date that the aggregate offering price of the Shares sold pursuant to this Agreement, including any separate underwriting or similar agreement covering principal transactions, equals the Maximum Amount, or (ii) September 23, 2025; provided, however, that this Agreement will continue in effect for the duration of, and solely with respect to, any Confirmation entered into, but not yet settled, before September 23, 2025.

(e)            Continued Force and Effect. This Agreement shall remain in full force and effect unless terminated pursuant to Sections 13(a), (b), (c) or (d) above or otherwise by mutual agreement of the parties.

(f)             Effectiveness of Termination. Any termination of this Agreement shall be effective on the date specified in such notice of termination, subject to Section 13(d); provided, however, that such termination shall not be effective until the close of business on the date of receipt of such notice by the Agents, the Forward Sellers or Forward Purchasers or the Company, as the case may be. If such termination shall occur prior to the Settlement Date for any sale of Shares, such Shares shall settle in accordance with the provisions of this Agreement.

(g)            Liabilities. If this Agreement is terminated pursuant to this Section 13, such termination shall be without liability of any party to any other party except as provided in Section 8, and except that, in the case of any termination of this Agreement, Section 5, Section 10, Section 11, Section 12, and Section 15 hereof shall survive such termination and remain in full force and effect.

SECTION 14. Notices. Except as otherwise provided in this Agreement, all notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Agents shall be directed to Barclays Capital Inc., 745 Seventh Avenue, New York, New York 10019, fax no. (646) 834-8133, Attention of Syndicate Registration, BofA Securities, Inc., One Bryant Park, New York, New York 10036, fax no. (646) 855-3073, Attention of Syndicate Department, Credit Suisse Securities (USA) LLC, Eleven Madison Avenue, New York, New York 10010, fax no. (212) 743-3764, Attention of Craig Wiele, Mizuho Securities USA LLC, 1271 Avenue of the Americas, New York, New York 10020, fax no. (212) 205-8400, Attention of Equity Capital Markets Desk, Scotia Capital (USA) Inc., 250 Vesey Street, New York, New York 10281, fax no. (212) 225-6653, Attention of Equity Capital Markets and SMBC Nikko Securities America, Inc., 277 Park Avenue, 5th Floor, New York, New York 10172, fax no. (212) 224-4954, Attention of Equity Capital Markets; notices to the Forward Sellers shall be directed to Barclays Capital Inc., 745 Seventh Avenue, New York, New York 10019, fax no. (646) 834-8133, Attention of Syndicate Registration, BofA Securities, Inc., One Bryant Park, New York, New York 10036, fax no. (646) 855-3073, Attention of Syndicate Department, with a copy to fax no. (212) 230-8730, Attention to ECM Legal, Credit Suisse Securities (USA) LLC, Eleven Madison Avenue, New York, New York 10010, fax no. (212) 743-3764, Attention of Craig Wiele and Scotia Capital (USA) Inc., 250 Vesey Street, New York, New York 10281, fax no. (212) 225-6653, Attention of Equity Capital Markets; Mizuho Markets Americas LLC, 1271 Avenue of the Americas, New York, NY 10020, fax no. (212) 205-8400, Attention of Equity Capital Markets Desk; notices to the Forward Purchasers shall be directed to Barclays Bank PLC, 745 Seventh Avenue, New York, New York 10019, fax no. (646) 834-8133, Attention of Kevin Cheng (kevin.cheng@barlcays.com), Bank of America, N.A., One Bryant Park, New York, New York 10036, fax no. (646) 855-3703, Attention of Rohan Handa, Credit Suisse Capital LLC, Eleven Madison Avenue, New York, New York 10010, tel. no. 1-800-221-1037, e-mail: newyork.prospectus@credit-suisse.com, The Bank of Nova Scotia, GWO – Derivative Products, 44 King Street West, Toronto, Ontario, Canada M5H 1H1, fax no. (416) 933-2291, Attention of Structured Documentation and Mizuho Markets Americas LLC, 1271 Avenue of the Americas, New York, New York 10020, fax no. (212) 205-8400, Attention of Legal Department; and notices to the Company shall be directed to it at 526 S. Church Street, Charlotte, North Carolina 28202 tel. no. (704) 382-5826, Attention of Assistant Treasurer.

SECTION 15. Absence of Fiduciary Relationship. The Company acknowledges and agrees that (a) the Sales Price of the Shares to be sold pursuant to this Agreement will not be established by the Agents, the Forward Sellers or the Forward Purchasers, (b) the determination of the discounts and commissions to be paid pursuant to this Agreement is an arm’s-length commercial transaction between the Company, on the one hand, and Agents, the Forward Sellers and the Forward Purchasers, on the other hand, (c) in connection with any sale contemplated hereby and the process leading to any such transaction, each of the Agents, the Forward Sellers and the Forward Purchasers are acting solely as sales agent and/or principal in connection with the purchase and sale of the Shares and none of the Agents, the Forward Sellers or the Forward Purchasers are a fiduciary of the Company, or its stockholders, creditors, employees or any other party, (d) the Agents, the Forward Sellers and the Forward Purchasers have not assumed and will not assume an advisory or fiduciary responsibility in favor of the Company with respect to any sale contemplated hereby or the process leading thereto (irrespective of whether the Agents, the Forward Sellers or the Forward Purchasers have advised or are currently advising the Company on other matters) and the Agents, the Forward Sellers and the Forward Purchasers do not have any obligation to the Company with respect to any sale contemplated hereby except the obligations expressly set forth in this Agreement, (e) the Agents, the Forward Sellers, the Forward Purchasers and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company, and (f) the Agents, the Forward Sellers and the Forward Purchasers have not provided any legal, accounting, regulatory or tax advice with respect to any sale contemplated hereby and the Company has consulted its own respective legal, accounting, regulatory and tax advisors to the extent it deemed appropriate. Furthermore, the Company agrees that it is solely responsible for making its own judgments in connection with the offering (irrespective of whether the Agents, the Forward Sellers or the Forward Purchasers have advised or are currently advising the Company on related or other matters). The Company agrees that it will not claim that the Agents, the Forward Sellers or the Forward Purchasers have rendered advisory services of any nature or respect, or owe an agency, fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto.

SECTION 16. Research Analyst Independence. The Company acknowledges that each Agent’s, Forward Seller’s and Forward Purchaser’s research analysts and research departments are required to be independent from its investment banking division and are subject to certain regulations and internal policies, and that each Agent’s, Forward Seller’s and Forward Purchaser’s research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the offering that differ from the views of their respective investment banking divisions. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against any Agent, Forward Seller or Forward Purchaser with respect to any conflict of interest that may arise from the fact that the views expressed by its research analysts and research department may be different from or inconsistent with the views or advice communicated to the Company by any of the Agent’s, Forward Seller’s or Forward Purchaser’s investment banking divisions. The Company acknowledges that each of the Agents, the Forward Sellers and the Forward Purchasers is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the Company and any other companies that may be the subject of the transactions contemplated by this Agreement.

SECTION 17. Parties. This Agreement shall inure to the benefit of and be binding upon each Agent, Forward Seller and Forward Purchaser, the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Agents, the Forward Sellers and Forward Purchasers, the Company and their respective successors and the controlling persons and officers, directors and affiliates referred to in Sections 10 and 11 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of each Agent, Forward Seller and Forward Purchaser, the Company and their respective successors, and said controlling persons and officers, directors and affiliates and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Shares through or from any Agent or Forward Seller shall be deemed to be a successor by reason merely of such purchase.

SECTION 18. Adjustments for Stock Splits. The parties acknowledge and agree that all stock-related numbers contained in this Agreement shall be adjusted to take into account any stock split, stock dividend or similar event effected with respect to the Shares.

SECTION 19. Compliance with USA Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Agents, Forward Sellers and Forward Purchasers are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the Agents, Forward Sellers and Forward Purchasers to properly identify their respective clients.

SECTION 20. Recognition of the U.S. Special Resolution Regimes.

(i)	In the event that any Agent, Forward Seller or Forward Purchaser that is a Covered Entity (as defined below) becomes subject to a proceeding under a U.S. Special Resolution Regime (as defined below), the transfer from such Agent, Forward Seller or Forward Purchaser of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(ii)	In the event that any Agent, Forward Seller or Forward Purchaser that is a Covered Entity or a BHC Act Affiliate (as defined below) of such Agent, Forward Seller or Forward Purchaser becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights (as defined below) under this Agreement that may be exercised against such Agent, Forward Seller or Forward Purchaser are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

As used in this Section 20:

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following:

(i)	a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii)	a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii)	a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

SECTION 21. Governing Law and Time. THIS AGREEMENT, AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED THERETO, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME. ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE INSTITUTED IN (I) THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE CITY AND COUNTY OF NEW YORK, BOROUGH OF MANHATTAN OR (II) THE COURTS OF THE STATE OF NEW YORK LOCATED IN THE CITY AND COUNTY OF NEW YORK, BOROUGH OF MANHATTAN, AND EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION (EXCEPT FOR PROCEEDINGS INSTITUTED IN REGARD TO THE ENFORCEMENT OF A JUDGMENT OF ANY SUCH COURT, AS TO WHICH SUCH JURISDICTION IS NON-EXCLUSIVE) OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING.

SECTION 22. Effect of Headings. The Section and Exhibit headings herein are for convenience only and shall not affect the construction hereof.

SECTION 23. Counterparts; Electronic Signatures. This Agreement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. The words “execution,” “signed,” “signature,” and words of like import in this Agreement or in any other certificate, agreement or document related to this Agreement, the Indenture or the Notes shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Agents, the Forward Sellers and Forward Purchasers and the Company in accordance with its terms.

Very truly yours,

DUKE ENERGY CORPORATION

By:	/s/ Chris R. Bauer
	Name:	Chris R. Bauer
	Title:	Assistant Treasurer

CONFIRMED AND ACCEPTED, as of the date first above written:

BARCLAYS CAPITAL INC., as Agent and Forward Seller

By	/s/ Robert Stowe
Authorized Signatory

BARCLAYS BANK PLC, as Forward Purchaser

By	/s/ Kevin Cheng
Authorized Signatory

BOFA SECURITIES, INC., as Agent and Forward Seller

By	/s/ Jonathan Mir
Authorized Signatory

BANK OF AMERICA, N.A., as Forward Purchaser

By	/s/ Jonathan Mir
Authorized Signatory

CREDIT SUISSE SECURITIES (USA) LLC, as Agent and Forward Seller

By	/s/ Rebecca S. Kotkin
Authorized Signatory

CREDIT SUISSE CAPITAL LLC, as Forward Purchaser

By	/s/ Shui Wong
Authorized Signatory

By:	/s/ Bik Kwan Chung
Authorized Signatory

MIZUHO SECURITIES USA LLC, as Agent and Forward Seller

By	/s/ James Watts
Authorized Signatory

MIZUHO MARKETS AMERICAS LLC, as Forward Purchaser

By	/s/ James Watts
Authorized Signatory

SCOTIA CAPITAL (USA) INC., as Agent and Forward Seller

By	/s/ John Cronin
Authorized Signatory

THE BANK OF NOVA SCOTIA, as Forward Purchaser

By	/s/ Michael Curran
Authorized Signatory

SMBC NIKKO SECURITIES AMERICA, INC., as Agent

By	/s/ Michael A. Walsh
Authorized Signatory

EXHIBIT A

FORM OF PLACEMENT NOTICE

From:	[ ]

Cc:	[ ]

To:	[ ]

Subject: Equity Distribution—Placement Notice

Ladies and Gentlemen:

Reference is made to the Equity Distribution Agreement among Duke Energy Corporation (the “Company”), [•] (the “Forward Purchaser”) and [•] (in its capacity as agent for the Company in connection with the offering and sale of any Issuance Shares thereunder, the “Agent,” and in its capacity as agent for the Forward Purchaser in connection with the offering and sale of any Forward Hedge Shares thereunder, the “Forward Seller”) and the other parties named therein, dated as of [DATE](the “Equity Distribution Agreement”). Capitalized terms used in this Placement Notice without definition shall have the respective definitions ascribed to them in the Equity Distribution Agreement. This Placement Notice relates to [an “Issuance”] [a “Forward”]. The Company confirms that all conditions to the delivery of this Placement Notice are satisfied as of the date hereof.

The Company represents and warrants that each representation, warranty, covenant and other agreement of the Company contained in the Equity Distribution Agreement [and the Confirmation for this Forward (which accompanies this Placement Notice)]1 is true and correct on the date hereof, and that the Prospectus, including the documents incorporated by reference therein, and any applicable Issuer Free Writing Prospectus, as of the date hereof, do not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Commission	[•]% of the Sales Price of [Issuance Shares/Forward Hedge Shares]
Number of Days in [Issuance] [Forward Hedge] Selling Period:		[•]
First Date of [Issuance] [Forward Hedge] Selling Period:		[•]
Maximum Number of Shares to be Sold:		[•]
[Maximum aggregate amount of Shares to be Sold:][2]		[•]
[Issuance] [Forward Hedge] Amount:	$	[•]
Minimum Price (Adjustable by Company during the [Issuance] [Forward Hedge] Selling Period, and in no event less than $1.00 per share):	$	per share

1 Insert for a Placement Notice relating to a Forward.

2 [Include if dollar amount is preferred]

A-1

Forward Price Reduction Date	Forward Price Reduction Amounts
$
$
$
$

Spread:		[•] basis points
Initial Stock Loan Rate:		[•] basis points
Maximum Stock Loan Rate:		[•] basis points
Regular Dividend Amounts:
For any calendar quarter ending on or prior to [December 31, 20[ ]:	$	[•]
For any calendar quarter ending after [December 31, 20[ ]:	$	[•]
Maturity Date: […]		]	[3]
Minimum Price (Adjustable by Company during the [Issuance] [Forward Hedge] Selling Period, and in no event less than $1.00 per share):	$	per share

3 Insert for a Placement Notice that relates to a “Forward.” Regular Dividend Amounts shall not exceed the Forward Price Reduction Amount for the Forward Price Reduction Date occurring in the relevant quarter (or, if none, shall not exceed zero).

A-2

EXHIBIT B

AUTHORIZED INDIVIDUALS FOR PLACEMENT NOTICES AND ACCEPTANCES

Duke Energy Corporation

Karl W. Newlin

Senior Vice President, Corporate Development & Treasurer

Chris R. Bauer

Director Corporate Finance – Assistant Treasurer

Barclays Capital Inc.

1. Attention of Syndicate Registration

Fax no.: (646) 834-8133

Barclays Bank PLC

1. Kevin Cheng

Kevin.cheng@barclays.com

BofA Securities, Inc.

1. dg.atm_execution@bofa.com

Bank of America, N.A.

1. dg.atm_execution@bofa.com

Credit Suisse Securities (USA) LLC

1. newyork.prospectus@credit-suisse.com

Credit Suisse Capital LLC

1. newyork.prospectus@credit-suisse.com

Mizuho Securities USA LLC

US-ECM@mizuhogroup.com

Scotia Capital (USA) Inc.

1. US.ECM@scotiabank.com

B-1

The Bank of Nova Scotia

1. bahar.lorenzo@scotiabank.com

SMBC Nikko Securities America, Inc

1. Michelle Petropoulos

Managing Director

212-224-5496

mpetropoulos@smbcnikko-si.com

2. James Knoeller

Managing Director

212-224-5102

jknoeller@smbcnikko-si.com

3. Michael A Walsh

Managing Director

212-224-5407

mikeawalsh@smbcnikko-si.com

B-2

EXHIBIT C

COMPENSATION

The Agents shall be paid compensation in the amount to be set forth in the Placement Notice, but in no event shall such compensation exceed 2.0% of the Sales Price of Issuance Shares sold pursuant to the terms of this Agreement.

The Forward Sellers shall be paid compensation in the amount to be set forth in the Placement Notice, but in no event shall such compensation exceed 2.0% of the Sales Price of Forward Hedge Shares sold pursuant to the terms of this Agreement.

C-1

EXHIBIT D-1

FORM OF OPINION OF COMPANY COUNSEL TO BE DELIVERED ONLY ON THE DATE OF THE AGREEMENT

(i)	The Registration Statement, when filed, and the Prospectus, as of its date, each appeared on their face to be appropriately responsive in all material respects relevant to the offering of the Shares to the requirements of the Securities Act (except, in each case, that we express no view with respect to the financial statements, schedules and other financial and accounting information included or incorporated by reference therein or excluded therefrom or compliance with XBRL interactive data requirements); and

(ii)	The Shares, if any, to be issued and sold by the Company pursuant to this Agreement have been duly authorized, and, upon payment and delivery in accordance with this Agreement, such Shares will be validly issued, fully paid and nonassessable; there are no preemptive rights under federal or New York law or under the General Corporation Law of the State of Delaware or pursuant to the Certificate of Incorporation or By-Laws or any agreement or other instrument filed or incorporated by reference therein, or as an exhibit to, the Registration Statement, to subscribe for or to purchase any shares of Common Stock. The shares of Common Stock issuable in connection with the settlement of any Confirmation have been duly authorized for such issuance and, upon issuance pursuant to the terms of the relevant Confirmation), will be validly issued, fully paid and nonassessable.

EXHIBIT D-2

FORM OF OPINION OF COMPANY COUNSEL TO BE
DELIVERED ON EACH REPRESENTATION DATE

(i)	The Registration Statement, when filed, and the Prospectus, as of its date, each appeared on their face to be appropriately responsive in all material respects relevant to the offering of the Shares to the requirements of the Securities Act (except that, in each case, we express no view with respect to the financial statements, schedules and other financial and accounting information included or incorporated by reference therein or excluded therefrom or compliance with XBRL interactive data requirements);

(ii)	Each Confirmation (if any) has been or will be, prior to any related sales by the applicable Forward Seller, duly authorized, executed and delivered by the Company.

(iii)	The Agreement is, and each Confirmation (if any) has been or will be, prior to any related sales by the applicable Forward Seller, valid and binding agreements of the Company, enforceable against the Company in accordance with their terms.

(iv)	The execution and delivery by the Company of the Agreement and any Confirmation and the consummation by the Company of the transactions contemplated thereby, including the issuance and sale of the Shares or other shares of Common Stock, if any, to be issued and sold by the Company thereunder, will not (i) conflict with the Company's certificate of incorporation or Bylaws, (ii) constitute a violation of, or a breach of or default under, the terms of any of the contracts set forth on Schedule [•] hereto or (iii) violate or conflict with, or result in any contravention of, any Applicable Law. “Applicable Law” means the General Corporation Law of the State of Delaware and those laws, rules and regulations of the States of New York and North Carolina and those federal laws, rules and regulations of the United States of America, in each case that, in such counsel’s experience, are normally applicable to transactions of the type contemplated by this Agreement (other than the United States federal securities laws, state securities or blue sky laws, antifraud laws and the rules and regulations of the Financial Industry Regulatory Authority, Inc., the North Carolina Public Utilities Act, the rules and regulations of the North Carolina Utilities Commission and the New York State Public Service Commission and the New York State Public Service Law), but without our having made any special investigation as to the applicability of any specific law, rule or regulation.

(v)	No Governmental Approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required for, the execution or delivery of the Agreement or any Confirmation by the Company or the consummation by the Company of the transactions contemplated thereby, except for (A) registration of the Shares under the Securities Act and (B) such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Agents or Forward Sellers or the borrowing of the shares of Common Stock by the Forward Purchasers. “Governmental Approval” means any consent, approval, license, authorization or validation of, or filing, qualification or registration with, any Governmental Authority required to be made or obtained by the Company pursuant to Applicable Laws, other than any consent, approval, license, authorization, validation, filing, qualification or registration that may have become applicable as a result of the involvement of any party (other than the Company) in the transactions contemplated by this Agreement or any Confirmation or because of such parties’ legal or regulatory status or because of any other facts specifically pertaining to such parties and “Governmental Authority” means any court, regulatory body, administrative agency or governmental body of the State of North Carolina, the State of New York or the State of Delaware or the United States of America having jurisdiction over the Company under Applicable Law but excluding the North Carolina Utilities Commission, the New York State Public Service Commission and the Delaware Public Service Commission.

(vi)	The Company has been duly incorporated and is validly existing in good standing under the laws of the State of Delaware, and has the corporate power and corporate authority to execute and deliver the Agreement and any Confirmation and to consummate the transactions contemplated thereby.

(vii)	The Shares, if any, to be issued and sold by the Company have been duly authorized, and, upon payment and delivery in accordance with this Agreement, such Shares will be validly issued, fully paid and nonassessable; there are no preemptive rights under federal or New York law or under the General Corporation Law of the State of Delaware or pursuant to the Certificate of Incorporation or By-Laws of the Company or any agreement or other instrument filed or incorporated by reference therein, or as an exhibit to, the Registration Statement, to subscribe for or to purchase any shares of Common Stock. The shares of Common Stock issuable in connection with the settlement of each Confirmation (if any) have been duly authorized for such issuance and, upon issuance pursuant to the terms of such Confirmation, will be validly issued, fully paid and nonassessable.

(viii)	The Company is not and, solely after giving effect to the offering and sale of the Shares and the shares of Common Stock issuable in connection with the settlement of each Confirmation (if any) and the application of the proceeds thereof as described in the Prospectus, will not be an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended.

(ix)	The statements set forth in the Prospectus under the caption “Plan of Distribution (Conflicts of Interest),” insofar as such statements purport to summarize certain provisions of the Agreement and the Confirmation (if any), fairly summarize such provisions in all material respects.

(x)	The statements set forth (i) under the caption “Description of Capital Stock” in the Base Prospectus, insofar as such statements purport to summarize the terms of the Shares, fairly summarize such terms in all material respects.

The Agents, the Forward Sellers and the Forward Purchasers shall also receive a statement from Hunton Andrews Kurth LLP, counsel to the Company, on each Representation Date, to the effect that:

No facts have come to our attention that have caused us to believe that (i) the documents filed by the Company under the Exchange Act that are incorporated by reference in the Prospectus, when filed, were not, on their face, appropriately responsive in all material respects to the requirements of the Exchange Act (except that we express no view with respect to the financial statements, schedules and other financial and accounting information included or incorporated by reference therein or excluded therefrom or compliance with XBRL interactive data requirements), (ii) no facts have come to our attention that have caused us to believe that the Registration Statement, when filed, and the Prospectus, as of its date, appeared on their face, not to be appropriately responsive in all material respects to the requirements of the Securities Act (except that, in each case, we express no view with respect to the financial statements, schedules and other financial and accounting information included or incorporated by reference therein or excluded therefrom or compliance with XBRL interactive data requirements) and (iii) no facts have come to our attention that have caused us to believe that the Registration Statement, as of its most recent effective date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date and as of each Applicable Time, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that, in each case, we do not express any view with respect to the financial statements, schedules and other financial and accounting information included or incorporated by reference therein or excluded therefrom, or with respect to compliance with XBRL interactive data requirements, or the statements contained in the exhibits to the Registration Statement).

In addition, such statement shall confirm that:

The Prospectus has been filed with the Commission within the time period required by Rule 424 under the Securities Act and any required filing of an Issuer Free Writing Prospectus pursuant to Rule 433 has been filed with the Commission within the time period required by Rule 433(d). Assuming the accuracy of the representations and warranties of the Company set forth in Section 5 of the Agreement, the Registration Statement became effective upon filing with the Commission pursuant to Rule 462 under the Securities Act, and that based solely on our review of the Commission's website, no stop order suspending the effectiveness of the Registration Statement has been issued and, to our knowledge, no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

Hunton Andrews Kurth LLP may state that they have relied as to certain factual matters on information obtained from public officials, officers and representatives of the Company and that the signatures on all documents examined by them are genuine, assumptions of which such counsel has not independently verified.

EXHIBIT D-3

FORM OF OPINION OF DEPUTY GENERAL COUNSEL TO BE DELIVERED ON EACH REPRESENTATION DATE

(a)             Each of Duke Energy Ohio, Inc. and Progress Energy, Inc., and Piedmont Natural Gas Company, Inc., has been duly incorporated and is validly existing in good standing under the laws of the jurisdiction of its incorporation and has the respective corporate power and authority and foreign qualifications necessary to own its properties and to conduct its business as described in the Prospectus. Each of Duke Energy Carolinas, LLC, Duke Energy Florida, LLC, Duke Energy Indiana, LLC and Duke Energy Progress, LLC has been duly organized and is validly existing and in good standing as a limited liability company under the laws of the State of North Carolina, the State of Florida, the State of Indiana and the State of North Carolina, respectively, and has full limited liability company power and authority necessary to own its properties and to conduct its business as described in the Prospectus;

(b)            Each of the Company and the Principal Subsidiaries is duly qualified to do business in each jurisdiction in which the ownership or leasing of its property or the conduct of its business requires such qualification, except where the failure to so qualify, considering all such cases in the aggregate, does not have a material adverse effect on the business, properties, financial condition or results of operations of the Company and its subsidiaries taken as a whole;

(c)            The Registration Statement became effective upon filing with the Commission pursuant to Rule 462 of the Securities Act, and, to the best of my knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Securities Act;

(d)            The descriptions in the Registration Statement and the Prospectus of any legal or governmental proceedings are accurate and fairly present the information required to be shown, and I do not know of any litigation or any legal or governmental proceeding instituted or threatened against the Company or any of its Principal Subsidiaries or any of their respective properties that would be required to be disclosed in the Registration Statement or the Prospectus and is not so disclosed;

(e)            The Agreement has been, and each Confirmation (if any) has been or will be prior to any related sales by the applicable Forward Seller, duly authorized, executed and delivered by the Company;

(f)             The execution, delivery and performance by the Company of the Agreement and any Confirmation and the consummation by the Company of the transactions contemplated thereby, including the issuance and sale of shares of Common Stock to be issued and sold by the Company under the Agreement and any Confirmation, will not violate or contravene any of the provisions of the Certificate of Incorporation or By-Laws or any statute or any order, rule or regulation of which I am aware, of any court or governmental agency or body having jurisdiction over the Company or any of its Principal Subsidiaries or any of their respective property, nor will such action conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to me to which the Company or any of its Principal Subsidiaries is a party or by which any of them or their respective property is bound or to which any of its property or assets is subject, which affects in a material way the Company's ability to perform its obligations under the Agreement or any Confirmation;

(g)            No consent, approval, authorization, order, registration or qualification is required to authorize, or for the Company to consummate the transactions contemplated by the Agreement or any Confirmation, except for such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Agents, the Forward Sellers and the Forward Purchasers and except as required in (i) Condition 7.6 of the order of the North Carolina Utilities Commission dated September 29, 2016, in Docket Nos. E-7, Sub 1100, E-2, Sub 1095, and G-9, Sub 682 and (ii) Condition 7.6(b) of the orders of the Public Service Commission of South Carolina dated July 11, 2012 and November 2, 2016, in Docket No.  2011-158-E, which conditions have been complied with; and

(h)            The Shares, if any, to be issued and sold by the Company under the Agreement have been duly authorized, and, upon payment and delivery in accordance with the Agreement, will be validly issued, fully paid and nonassessable. The shares of Common Stock issuable in connection with the settlement of any Confirmation have been duly authorized for such issuance and, upon issuance pursuant to the terms of the relevant Confirmation), will be validly issued, fully paid and nonassessable. There are no preemptive or other similar rights to subscribe for or to purchase shares of Common Stock pursuant to the Certificate of Incorporation or By-Laws of the Company or any agreement or other instrument filed or incorporated by reference therein, or as an exhibit to, the Registration Statement.

Such counsel shall state that nothing has come to such counsel’s attention that has caused such counsel to believe that each document incorporated by reference in the Registration Statement and the Prospectus, when filed, was not, on its face, appropriately responsive, in all material respects, to the requirements of the Exchange Act. Such counsel shall also state that nothing has come to such counsel’s attention that has caused him to believe that (i) the Registration Statement, including the Rule 430B Information, as of its effective date and at each deemed effective date with respect to the Agents pursuant to Rule 430B(f)(2) of the Securities Act, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) that the Prospectus or any amendment or supplement thereto, as of their respective dates and at each Applicable Time and Settlement Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel may also state that, except as otherwise expressly provided in such opinion, he does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in or incorporated by reference into the Registration Statement or the Prospectus and does not express any opinion or belief as to (i) the financial statements or other financial and accounting data contained or incorporated by reference therein, including with respect to compliance with XBRL interactive data requirements or (ii) the information in the Prospectus under the caption “Book-Entry System.”

In rendering the foregoing opinion, such counsel may state that such counsel does not express any opinion concerning any law other than the law of the State of North Carolina or, to the extent set forth in the foregoing opinions, the federal securities laws and may rely as to all matters of the laws of the States of South Carolina, Ohio, Indiana and Florida on appropriate counsel reasonably satisfactory to the Representatives, which may include the Company’s other “in-house” counsel). Such counsel may also state that such counsel has relied as to certain factual matters on information obtained from public officials, officers of the Company and other sources believed by such counsel to be reliable.

EXHIBIT E

OFFICER’S CERTIFICATE

The undersigned, the duly qualified and elected [●], of Duke Energy Corporation (the “Company”), a Delaware corporation, does hereby certify in such capacity and on behalf of the Company, pursuant to Section 7 of the Equity Distribution Agreement dated November 10, 2022 (the “Agreement”) between the Company and with Barclays Bank PLC, Bank of America, N.A., Credit Suisse Capital LLC, The Bank of Nova Scotia and Mizuho Securities USA LLC (or their affiliates) (each in its capacity as purchaser under any Confirmation, a “Forward Purchaser” and together, the “Forward Purchasers”), and Barclays Capital Inc., BofA Securities, Inc., Credit Suisse Securities (USA) LLC, Mizuho Securities USA LLC, Scotia Capital (USA) Inc. and SMBC Nikko Securities America, Inc. (each in its capacity as agent for the Company and/or principal in connection with the offering and sale of any Issuance Shares hereunder, an “Agent” and together, the “Agents”, and, except for SMBC Nikko Securities America, Inc., each in its capacity as agent for each Forward Purchaser in connection with the offering and sale of any Forward Hedge Shares hereunder, a “Forward Seller” and together, the “Forward Sellers”), that to the knowledge of the undersigned:

(i)             The representations and warranties of the Company in Section 5 of the Agreement (A) to the extent such representations and warranties are subject to qualifications and exceptions contained therein relating to materiality, are true and correct on and as of the date hereof with the same force and effect as if expressly made on and as of the date hereof, except for those representations and warranties that speak solely as of a specific date and which were true and correct as of such date, and (B) to the extent such representations and warranties are not subject to any qualifications or exceptions, are true and correct in all material respects as of the date hereof as if made on and as of the date hereof with the same force and effect as if expressly made on and as of the date hereof except for those representations and warranties that speak solely as of a specific date and which were true and correct as of such date; and

(ii)            The Company has complied in all material respects with all agreements and satisfied all conditions on their part to be performed or satisfied pursuant to the Agreement at or prior to the date hereof (other than those conditions waived by the Agents, the Forward Sellers or the Forward Purchasers, as applicable). Capitalized terms used but not defined herein have the meaning set forth in the Agreement.

E-1

EXHIBIT F

ISSUER FREE WRITING PROSPECTUSES

None

F-1

EXHIBIT G

FORM OF FORWARD CONFIRMATION

G-1